                                                                   Exhibit 10.13

                                 GROUND LEASE

                                by and between

                    THE PEOPLES GAS LIGHT AND COKE COMPANY,
                                   as Lessor

                                      and

                              ELWOOD ENERGY LLC,
                                   as Lessee


                          Dated:  September 30, 1998

                   Address of Premises:    21100 Noel Road
                                           Elwood, Illinois

                                 GROUND LEASE
                                 ------------

     THIS GROUND LEASE (this "Lease"), made this 30th day of September, 1998, by
                              -----
and between THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois Corporation (the "Lessor"), and ELWOOD ENERGY LLC, a Delaware limited liability company (the
 ------
"Lessee").
-------


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Lessor is the owner of fee title to the premises (as defined below), which consists of approximately 18.892 acres of land, together with the improvements located thereon, and is legally described on Exhibit A attached
                                                          ---------
hereto and made part hereof. The premises are part of the McDowell Energy Center in unincorporated Will County, Illinois. The address of the premises is 21100 Noel Road, Elwood, Illinois; and

     WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the premises, all on and subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                  AGREEMENTS
                                  ----------

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

     For the purpose of this Lease, the following terms shall have the meanings ascribed to them below:

     "Approval Contingencies" shall have the meaning ascribed to such term in
      ----------------------
Section 2.4 hereof.
-----------

     "award" shall have the meaning ascribed to such term in Section 9.1 hereof.
      -----                                                  -----------

     "basic rent" shall have the meaning ascribed to such term in Section 3.1
      ----------                                                  -----------
hereof.

     "building fixtures" shall have the meaning ascribed to such term in Section
      -----------------                                                  -------
18.1 hereof.
----

     "Buildings" shall mean the buildings, structures and improvements and all
      ---------
building fixtures (as said term is defined in Section 18.1 hereof), together
                                              ------------
with any and all buildings, structures and improvements now existing or at any time hereafter erected, constructed or situated upon the land comprising the demised premises, or any part thereof, during the hereafter affixed or attached to any such buildings, structures, or improvements and any and all renewals and replacements of, additions to and substitutions for any such building, building fixtures, structure or improvement, specifically excluding, however, the Kirk Building (as hereinafter defined).

     "business day" shall mean any day other than (i) a Saturday, (ii) a Sunday
      ------------
or (iii) a State of Illinois or federal holiday upon which banks are authorized or required by law to be closed for the conduct of normal business.

     "Commencement Date" shall have the meaning ascribed to such term in Section
      -----------------                                                  -------
2.2 hereof.
---

     "Common Areas" shall have the meaning ascribed to such term in Section 14.1
      ------------                                                  ------------
hereof.

     "Common Facilities Agreement" shall have the meaning ascribed to such term
      ---------------------------
in Section 14.1 hereof.
   ------------

     "Common Utility Facilities" shall have the meaning ascribed to such term in
      -------------------------
Section 14.2 hereof.
------------

     "Default" shall mean any event which, with the giving of notice and/or
      -------
passage of time would constitute an Event of Default under this Lease.

     "Default Rate" shall mean a rate per annum which is the sum of (x) the
      ------------
"prime rate" of interest as announced by Citibank, N.A. (or any other national bank designated by Lessor) from time to time, plus (y) four percent (4%).

     "Environmental Laws" shall have the meaning ascribed to such term in
      ------------------
Section 21.1 hereof.
------------

     "Extended Commencement Date" shall have the meaning ascribed to such term
      --------------------------
in Section 2.4 hereof.
   -----------

     "Event of Default" shall have the meaning ascribed to such term in Section
      ----------------                                                  -------
20.1 hereof.
----

     "Gas Main Easement" shall have the meaning ascribed to such term in Section
      -----------------                                                  -------
14.3 hereof.
----

     "Governmental Authority" shall have the meaning ascribed to such term in
      ----------------------
Section 21.1 hereof.
------------

     "Hazardous Materials" shall have the meaning ascribed to such term in
      -------------------
Section 21.1 hereof.
------------

     "ICC Approval Contingency" shall have the meaning ascribed to such term in
      ------------------------
Section 2.3 hereof.
-----------

     "Impositions" shall have the meaning ascribed to such term in Section 4.1
      -----------                                                  -----------
hereof.

     "Institutional Mortgagee" shall mean a bank, savings bank or trust company
      -----------------------
having a capital
of not less than One Hundred Million Dollars ($100,000,000), an insurance company, authorized to do business in the State in which the Property is located, a financial services company, college, university, mortgage banker, building and loan or savings and loan association or society, pension fund, welfare fund, retirement fund, endowment fund, or a fraternal organization, or any combination thereof, or a collateral agent, trustee or other entity in connection with any public offering, 144A offering or other similar registered or exempt offering of notes or other indebtedness.

     "Kirk Building" shall mean that certain approximately 40.2 foot by 77.2
      -------------
foot metal storage building located on the premises which is currently being used by Lessor for the storage of various catalysts for manufacturing processes.

     "Lessor's Parcel" shall have the meaning ascribed to such term in Section
      ---------------                                                  -------
14.1 hereof.
----

     "Lessor's Remaining Property" shall have the meaning ascribed to such term
      ---------------------------
in Section 14.1 hereof.
   ------------

     "Permitted Exceptions" shall have the meaning ascribed to such term in
      --------------------
Section 2.1 hereof.
-----------

     "Personal Property" shall have the meaning ascribed to such term in Section
      -----------------                                                  -------
18.2 hereof.
----

     "Premises," "premises", "demised premises" or "leased premises" shall mean
      --------    --------    ----------------      ---------------
and include all of the land, appurtenant rights and easement rights demised herein (including, without limitation, the rights granted to Lessee pursuant to Article 14 hereof), and any Buildings now located thereon, but specifically excluding, however, the Kirk Building.

     "Property" shall mean and include both the demised premises and the
      --------
Buildings, but specifically excluding, however, the Kirk Building.

     "Rent" or "rent" shall mean, collectively, all basic rent and additional
      ----      ----
rent payable under this Lease from time to time.

     "Subdivision Approval Contingency" shall have the meaning ascribed to such
      --------------------------------
term in Section 2.4 hereof.
        -----------

     "Term" shall have the meaning ascribed to such word in Section 2.2 hereof.
      ----                                                  -----------

     "Termination Date" shall have the meaning ascribed to such term in Section
      ----------------                                                  -------
2.2 hereof.
---

     "Waste Treatment Facility" shall have the meaning ascribed to such term in
      ------------------------
Section 14.3 hereof.
------------

                                   ARTICLE 2
                               PREMISES AND TERM
                               -----------------

     Section 2.1 Lease of Premises. Lessor, for and in consideration of the rent
     -----------------------------
herein reserved and of the covenants and agreements herein contained on the part of the Lessee to be kept, observed and performed, has demised and leased, and does by these presents demise and lease, to the Lessee, and Lessee hereby leases from Lessor, the premises, subject however to the terms and conditions of this Lease and the following exceptions to title:

     (a) General and special taxes and assessments for the year 1998 and subsequent years, which are not yet due and payable, and

     (b)  The exceptions to title listed on Exhibit B attached hereto and made a
                                            ---------
part hereof (collectively, the "Permitted Exceptions"), provided that Lessor
                                --------------------
shall have until fifteen (15) days from the date the Approval Contingencies are satisfied to cause the Mortgage described as Item 1 on Schedule B to be released of record, at which time said Mortgage shall no longer be a Permitted Exception.


     Section 2.2 Term. The term of this Lease (the "Term") shall commence on the
     ----------------                               ----
satisfaction or waiver of the Approval Contingencies (the "Commencement Date")
                                                           -----------------
and shall end ninety nine (99) years thereafter (as such termination date may be modified pursuant to the provisions of this Lease, the "Termination Date"),
                                                        ----------------
unless said Term shall be sooner terminated, as provided elsewhere in this Lease. Upon determination of the Commencement Date, Lessor and Lessee shall promptly confirm same in writing.

     Section 2.3 ICC Approval Contingency. Notwithstanding anything contained in
     ------------------------------------
this Lease to the contrary, Lessor's obligations and Lessee's rights under this Lease are expressly subject to and contingent upon the issuance by the Illinois Commerce Commission (the "ICC") of an interim written order permitting and approving this Lease of the premises by and between Lessor and Lessee, in form and substance reasonably satisfactory to both Lessor and Lessee (the "ICC Approval Contingency"). If the ICC Approval Contingency has not been satisfied by December 1, 1998, then the terms of Section 2.4(c) below shall apply. Lessor and Lessee shall cooperate with one another and shall perform, execute, and acknowledge and deliver all reasonably necessary acts, instruments and assurances and do all things necessary to assist one another in satisfying the ICC Approval Contingency on or before December 1, 1998. Lessor shall promptly apply for, and diligently pursue, such necessary ICC approvals.

     Section 2.4 Subdivision Approval Contingency.
     --------------------------------------------

     (a) Lessor and Lessee acknowledge that the premises are not presently a complete, separately platted parcel. If state, county, and/or local law requires that a subdivision plat be filed as a condition to the leasing of the premises, then as soon as practicable, Lessor shall prepare and file for approval a plat of subdivision for the premises reasonably satisfactory to both Lessor and Lessee. If the plat of subdivision has not been approved by all necessary governmental bodies and authorities and recorded in the Office of the Will County Recorder (collectively, the "Subdivision Approval Contingency") by December 1, 1998, then the terms of subparagraph (c) below shall apply. In connection therewith, Lessee shall bear all fees and expenses charged by all governmental authorities and any surveyors, engineers, and other consultants whose services are reasonably necessary to obtain such required subdivision and the approvals therefor. Lessor and Lessee shall cooperate with one another and shall perform, execute, acknowledge and deliver all reasonably necessary acts, instruments and assurances and do all things necessary to assist the other in obtaining any required subdivision and the approvals therefor.

     (b) The Subdivision Approval Contingency and the ICC Approval Contingency are sometimes collectively referred to herein as the "Approval Contingencies."

     (c) If the Commencement Date has not occurred by December 1, 1998, then the time period for satisfying the Approval Contingencies shall be automatically extended for an additional three hundred sixty-five (365) days (the "Extended Commencement Date"). In the event Lessor and Lessee are unable to satisfy the Approval Contingencies on or prior to the Extended Commencement Date, then either party hereto may terminate this Lease upon written notice to the other, in which event this Lease shall terminate and the parties shall have no further liability to each other hereunder.

                                   ARTICLE 3
                                    RENTAL
                                    ------

     Section 3.1 Basic Rent. As consideration for Lessor's lease of the premises
     ----------------------
to Lessee, Lessee hereby covenants and agrees to pay Lessor on or before the Commencement Date, in coin or currency which at the time of payment is legal tender for public or private debts in the United States of America, at the office of the Lessor in Chicago, Illinois, or at such other place as the Lessor may designate in writing, in lieu of any annual base rent, a one-time, lump sum amount equal to Two Hundred Eighty Three Thousand Three Hundred Eighty and No/100 Dollars ($283,380.00) (the "basic rent").
                                   ----------

     Section 3.2  Net Lease.  It is the purpose and intent of Lessor and Lessee
     ----------------------
that the basic rent be absolutely net to Lessor, so that this Lease shall yield, net, to Lessor, the basic rent specified in Section 3.1 hereof, and that, except
                                            -----------
as specifically set forth in this Lease, all costs and expenses and obligations of every kind and nature whatsoever relating to the Property (except the taxes of Lessor referred to in Section 4.2 hereof and the costs to be paid by Lessor
                         -----------
under Sections 2.3 and 2.4 hereof) which may arise or become due during the term of this Lease shall be paid by Lessee, and that Lessor shall be indemnified, defended and held harmless by Lessee from and against the same.

     Section 3.3  No Set-Off.  The basic rent shall be paid to Lessor when due,
     -----------------------
without abatement, deduction or set-off.

     Section 3.4  Additional Rent.  Lessee shall also pay as additional rent
     ----------------------------
without abatement, deduction or set-off, all sums, Impositions (as defined in
Section 4.1), costs, expenses and other payments which Lessee in any of the
-----------
provisions of this Lease agrees to pay.


                                   ARTICLE 4
                             TAXES AND ASSESSMENTS
                             ---------------------

     Section 4.1  Payment of Impositions.
     -----------------------------------

     (a) Lessee further agrees to pay as additional rent for the demised premises all taxes and assessments, general and special, water rates and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Property or levied or assessed upon the interest of the Lessor in or under this Lease, now accrued or due, or accruing and becoming due and payable during the term of this Lease, and also all unpaid installments now accrued or due, or accruing and becoming due and payable during the term hereof, of special assessments levied against the Property for improvements completed or not yet completed (all of the foregoing being collectively referred to herein as "Impositions"). All
                                                    -----------
Impositions shall be paid by Lessee before the same shall become delinquent, and in any case within sufficient time to prevent any sale or forfeiture of the Property therefor or for any part thereof; provided, however, that the general taxes levied against the Property for the first and last calendar years of the Term shall be prorated between the Lessor and the Lessee on and as of the Commencement Date and Termination Date, as the case may be, on the basis of the then last available tax bills.

     (b) Upon the execution of this Lease, Lessor shall promptly file a petition to have the Property separately assessed with a distinct property tax identification number in the name of the Lessor (or, if possible, in the name of the Lessee). Until such tax division is obtained, if any tax bills for Impositions cover the demised premises (including any Buildings thereon) and other property owned by Lessor (i) such bills shall be allocated between the demised premises and such other property based on the area of the demised premises relative to the area of the entire tax parcel covered by such tax bills of which the demised premises forms a part; (ii) Lessee shall promptly pay Lessor on demand (which demand shall be accompanied by a copy of the applicable tax bill and the computation upon which the portion thereof payable by Lessee is based) the portion of such tax bills which are allocated to the demised premises, as set forth above; and (iii) Lessor shall pay all tax bills for Impositions covering the demised premises (including any buildings thereon) and other property owned by Lessor in a timely manner, except to the extent Lessee fails to make timely payment pursuant to subpart (ii) of this sentence.

     Section 4.2  Substitute Taxes.  The parties to this Lease agree that
     -----------------------------
nothing herein contained shall be construed to require the Lessee to pay any franchise, inheritance, estate, succession or transfer tax of the Lessor or any income or excess profits tax assessed upon or in respect of the income of the Lessor or chargeable to or required to be paid by the Lessor, unless such tax shall be specifically levied against the income of the Lessor derived from the rent paid pursuant to this

Lease, expressly and as and for a specific substitute for the taxes, in whole or in part, upon the Property or any part thereof. Lessee covenants and agrees to pay all such substitute taxes as so much additional rent as and when the same become due and payable; provided, however, that if the amount or rate of any such income or excess profits taxes so levied against the income of the Lessor, as a specific substitute for the taxes on the Property or any part thereof, shall be increased by reason of any other income received or property owned by the Lessor, then the Lessee shall not be obligated to pay such increased amount but only such tax as the Lessor would be obligated to pay in case it derived no income from any source other than the real estate hereby demised.

     Section 4.3  Tax Deposits.  Following the occurrence of an Event of Default
     -------------------------
hereunder, Lessee further covenants and agrees that it will deposit with the Lessor, on the first day of each month of the Term hereof, an amount equal to
1.05 times one-twelfth (1/12th) of the amount of the general real estate taxes and assessments on the Property as determined by the previous year's tax bill, or, if such tax bill is not available, then by the last procurable tax bill. If such previous year's or last procurable bill does not include a full assessment of the Buildings, each of such deposits shall be in an amount of 1.05 times one-twelfth (1/12th) of the Lessor's reasonable estimate of the taxes and assessments to be assessed. It is the intent hereof that such aggregate deposits for taxes and assessments shall be sufficient for the payment of such general real estate taxes and assessments when due. At the written request of Lessee, accompanied by the bill for the tax then due, Lessor shall use said moneys so deposited to pay the general taxes and assessments on the Property when and as said general taxes and assessments shall become due and payable to the proper taxing authority; and, in the absence of such written request, Lessor may, but shall not be required to, apply said deposited moneys to the payment of such general taxes and assessments. In the event Lessee is required to make monthly deposits under the terms of this Section 4.3, and thereupon makes twelve
(12) consecutive monthly deposits in a timely manner as required in this Section and is not otherwise in Default under this Lease beyond applicable cure periods, Lessee's obligation to continue making such deposits shall discontinue until such time, if any, that another Event of Default occurs, in which case the provisions of this sentence shall once again apply. In the event that during the Term of this Lease there shall be an excess of moneys so deposited with the Lessor over and above the amount of taxes and assessments to become due and payable in any calendar year, such excess shall be retained by the Lessor and shall be credited pro tanto to the monthly installments to be paid to the Lessor
                  --- -----
by the Lessee during the next succeeding year, excepting only that at the time of the termination of this Lease, if Lessee is not then in Default, then Lessee shall be entitled to withdraw the amount of such deposit in excess of the amount required to pay the taxes and assessments to the end of the Term hereof.
Nothing herein contained shall relieve the Lessee from the necessity of paying any deficiency of any general taxes and assessments in the event that the total annual deposit with Lessor is less than the amount of the actual tax levied and assessed.

     Section 4.4 Lessor's Right to Pay Delinquent Amounts. It is further agreed
     ----------------------------------------------------
that the Lessor shall at its option have the right at all times during the Term hereof to pay any Impositions remaining unpaid after the same shall have become delinquent, and to pay, cancel and clear off all tax sales, liens, charges and claims upon or against the Property, and to redeem said Property from the same or any of them from time to time, and the amounts so paid, including reasonable expenses, shall be so much additional rent due from the Lessee to the Lessor on the business day after any such payment, with interest thereon at the Default Rate from the date of payment thereof by the Lessor until the repayment thereof by the Lessee to the Lessor.

     Section 4.5 Lessee's Right to Contest. All other provisions of this Lease
     -------------------------------------
to the contrary notwithstanding, Lessee shall not be required to pay, discharge or remove any Imposition so long as Lessee shall in good faith and with due diligence contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the Imposition so contested and the sale or forfeiture of said Property or any part thereof or any interest therein to satisfy the same, and, provided that, pending any such legal proceedings, Lessee shall deposit with the Lessor cash in an amount equal to not less than one hundred percent (100%) of the amount of the Impositions and all interest and penalties thereon so contested, or Lessee shall deposit the bond described below. Pending the diligent prosecution of any such legal proceedings, and provided Lessee has maintained the deposit or bond above provided for, Lessor shall not have the right to pay, remove or discharge the Imposition so contested. At the conclusion of such contest, upon written request of Lessee, accompanied by the bill for the Imposition then due, Lessor shall use the cash deposited with Lessor pursuant to this Section 4.5, less the amount of
                                                -----------
any loss, cost, damage and reasonable expense that Lessor may sustain in connection with the Imposition so contested, to pay such Imposition; or if the Property shall have been released and discharged from any such Imposition, and if Lessee is not in Default under the provisions of this Lease, Lessor shall return the cash so deposited to Lessee. Notwithstanding anything in this Section
                                                                         -------
4.5 to the contrary, if Lessee fails to prosecute such contest with due
---
diligence, or fails to maintain said deposit or bond as above provided, or if Lessee is otherwise in Default under the provisions of this Lease, or if, at the conclusion of such contest, Lessee fails to request Lessor to pay the Imposition, then Lessor may use the cash so deposited to pay any item for which Lessor would be entitled to make advances under Section 4.4 and Article 25
                                                -----------     ----------
hereof. The amount of any money deposited or the face amount of any bond posted (provided such bond shall have been approved by Lessor, which approval shall not be unreasonably withheld) by Lessee with any municipality or other governmental body to secure the payment of any Imposition in connection with any contest thereof, shall be credited against the amount of the deposit required to be made by Lessee with Lessor pursuant to this Section 4.5.
                                       -----------

     Section 4.6 Lessee's Right to Recover. In the event that Lessee at any time
     -------------------------------------
institutes suit against any governmental authority to recover any Imposition paid by Lessee under protest in Lessor's name, Lessee shall have the right, at its own sole expense, to institute and prosecute such suit or suits in Lessor's name, in which event Lessee covenants and agrees to indemnify and defend Lessor and save it harmless from and against all costs, charges or liabilities in connection with any such suit. All funds recovered as a result of any such suit shall belong to Lessee.

     Section 4.7 No Interest Payable on Deposits. Lessor shall not be liable to
     -------------------------------------------
Lessee for the payment of any interest on any monies deposited by Lessee with Lessor pursuant to Section 4.3 or 4.5 hereof.
                   -----------    ---

                                   ARTICLE 5
                 USE AND CARE OF PREMISES; LIABILITY INSURANCE
                 ---------------------------------------------

     Section 5.1 Lessee's Obligation to Maintain Property. Lessee has inspected
     ----------------------------------------------------
the Premises and finds it to be in a safe and satisfactory condition and acknowledges that, without limiting the effectiveness of the indemnity contained in Section 21.4 hereof, Lessor has made no representation to Lessee as to the
   ------------
condition, safety, fitness for use, or state of repair thereof. Lessee covenants and agrees that during the Term it will: (i) keep the Property in a good state of repair and generally that it will in all respects and at all times comply in all material respects with all lawful health and police regulations applicable to the Property or Lessee's use thereof; (ii) keep the Property and areas adjacent thereto, as well as in the area thereof, safe, secure and in conformity in all material respects with the lawful and valid requirements of any municipality or political subdivision in which said premises may be situated and of all other public authorities; (iii) make at its own expense (subject, however, to the provisions of this Lease) all additions, improvements, alterations and repairs on the Property and to the appurtenances and equipment thereof required by any lawful authorities or which may be made necessary by the act or neglect of any other person or corporation (public or private) other than Lessor, including shoring up and protecting any of the Buildings or strengthening the foundations of any Building at any time situated on said premises; (iv) save, indemnify, defend and hold harmless the Lessor at all times against any loss, damage, cost or expense by reason of the failure so to do in any respect or by reason of any accident, loss or damage resulting to persons or property from any use which may be made of the Property or by reason of or growing out of any act or thing done or omitted to be done or any occurrence upon the Property; and (v) save, indemnify, defend, hold and keep the Lessor and the Property harmless and free and clear of and from any and all claims, demands, penalties, liabilities, judgments, costs and expenses, including reasonable attorneys' fees and expenses, arising out of any damage which may be sustained by adjoining property or adjoining owners or other persons or property in connection with any remodeling, altering or repairing of any structures, improvements, or buildings on the demised premises or the erection of any new structures, improvements or buildings thereon. For purposes of subsections (i) and (ii) above, "material" shall mean and include any violation of the applicable regulations and requirements that would have an adverse effect or impact on Lessor or Lessor's Remaining Property (as hereinafter defined). Notwithstanding the foregoing, however, in no event shall the covenants and indemnities of Lessee contained in this Section 5.1 pertain to the Kirk
                                        -----------
Building, or to the use thereof by Lessor and its employees and agents. Lessor shall save, indemnify, defend and hold Lessee harmless and free and clear of and from any and all claims, demands, penalties, liabilities, judgments, costs and expenses, including reasonable attorneys' fees and expenses, to the extent arising out of the use of the Kirk Building by Lessor and its agents, contractors and employees.

     Section 5.2 Use. Lessee may use the Property solely for the construction
     ---------------
and operation of a gas or liquid fuels electric power generation facility with related fuel handling and storage, and transmission equipment and facilities, and uses necessary or ancillary thereto. Lessee also shall not use or suffer or permit anyone claiming under Lessee to use the Property for any unlawful purpose, nor suffer or permit any condition to occur or exist which will (i) injure the reputation of the Property, or (ii) interfere with Lessor's use and enjoyment of its property which surrounds and adjoins the demised premises. All tile drains and underground facilities of Lessor that may be damaged or otherwise disturbed in any manner by Lessee's use of and/or activities on the demised premises shall be immediately repaired, at Lessee's sole cost and expense, with comparable tile drain. Lessee shall comply with all provisions of the Permitted Exceptions which pertain to the Property.

     Section 5.3  Insurance.
     ----------------------

     (a) Lessor and Lessee each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Property, or to the contents thereof, which loss or damage is covered by valid and collectible physical damage insurance policies or would have been covered had the insurance policies required by this Lease been in force, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Lessor and Lessee each agree to give to each insurance company which has issued, or in the future may issue its policies of physical damage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

     (b) Lessee shall procure and maintain, at Lessee's sole expense, insurance during the entire Term for the benefit of Lessee and Lessor (as their interests may appear) from a company duly authorized to transact business in Illinois holding a "General Policyholders Rating" of at least "A", as set forth from time to time in the most recent issue of "Best's Insurance Guide" (or companies having a comparable rating in any successor or replacement for Best's Insurance Guide), or from insurance companies otherwise reasonably satisfactory to Lessor, in the following amounts:

          (i) Comprehensive general liability insurance (including personal injury, bodily injury, blanket contractual, broad form property damage and independent contractors coverage) written on an occurrence form, having a minimum combined single limit of $5,000,000.00 for liability on account of bodily injury and property damage;

          (ii) All risk property insurance (including flood, earth movement and windstorm coverage) in an amount not less than the full replacement cost of the Buildings and improvements (including, all furniture, fixtures, equipment and personalty), with commercially reasonable deductibles determined by Lessee;

          (iii) Comprehensive boiler and machinery insurance, in an amount not less than $5,000,000.00, with commercially reasonable deductibles determined by Lessee;

          (iv) Excess or umbrella liability coverage in an amount not less than $15,000,000.00; and

          (v) Workers compensation and nonoccupational disability coverages if and as required by the State of Illinois.

     (c) With respect to each required coverage, except workers compensation and nonoccupational disability, Lessee will require the insurer to: (i) name Lessee as the insured, and Lessor and those parties otherwise designated by Lessor from time to time by written notice to Lessee as additional insureds as their interests may appear; and (ii) give the insured and each named additional insured written notice not less than thirty (30) days before cancelling the policy or reduction in coverage.

     (d) Lessee will be responsible to bear the deductible portion of any claims or losses.

     (e) Prior to the date Lessee takes possession of the Property, Lessee shall furnish Lessor with certificates of insurance (which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days prior written notice to Lessee and Lessor) evidencing all coverages required above to be in full force and effect, together with a copy of the current endorsement evidencing the required all risk property insurance coverage, and evidence that the premiums then due for the coverages have been fully paid so that Lessor may ascertain the current state of Lessee's performance of Lessee's obligation to provide insurance in the prescribed manner. Lessee shall provide Lessor with new certificates of insurance not less than thirty (30) days before any insurance policy will, by its terms expire.

     (f)  At the request of Lessor, the coverage amounts set forth above in this
Section 5.3 shall be increased on each fifth (5th) anniversary of the
-----------
Commencement Date by a percentage equal to the percentage increase (if any) in the Consumer Price Index for all urban consumers published from time to time by the United States [Bureau of Labor Statistics] ("CPI") between the month in which each such fifth anniversary occurs and the month in which the Commencement Date has occurred. If the CPI shall cease to be so published, a comparable index thereto that is reasonably acceptable to Lessor shall be substituted therefor.


                                   ARTICLE 6
                    REPAIRS AND REPLACEMENTS:  RESTORATION
                     OF DAMAGED OR DESTROYED IMPROVEMENTS
                     ------------------------------------

     Section 6.1 Maintenance of Improvements. Lessee covenants and agrees at its
     ---------------------------------------
own expense to keep the Buildings at all times in good repair, order and condition.

     Section 6.2 Alterations. Lessee shall have, at its own expense and subject
     -----------------------
to the provisions of Section 6.3 hereof, the right at any time and from time to
                     -----------
time during the term of this Lease to erect new Buildings, to make such changes and alterations, structural or otherwise, to the Buildings, and to erect, place or install upon the demised premises buildings, structures, improvements and equipment in addition to those now or hereafter located thereon as the Lessee may deem necessary or desirable, it being agreed that the salvage therefrom shall become the property of the Lessee and may be disposed of in such manner as the Lessee may deem best.

     Section 6.3 Removal of Buildings. Anything herein contained to the contrary
     --------------------------------
notwithstanding, Lessee may, without Lessor's prior written consent, remove any Buildings (specifically excluding the Kirk Building) now or hereafter located on the demised premises.

     Section 6.4 Lessor's Rights to Kirk Building. Lessor and Lessee acknowledge
     --------------------------------------------
and agree that the demised premises do not include the Kirk Building (or the land lying thereunder) and that Lessor retains all rights of ownership (and all obligations to repair and comply with laws) regarding the Kirk Building. Without limiting the generality of the foregoing, Lessor shall have the continued right to use the Kirk Building for the storage of catalysts, and uses necessary and ancillary thereto. Lessor expressly reserves a non-exclusive easement and right-of-way over, upon, and through the demised premises for direct and unimpeded access to and from the Kirk Building for storing and removing catalysts therefrom. Lessor's access rights pursuant to the preceding sentence may be exercised at any time, from time to time, upon reasonable prior notice to Lessee. The location of the Kirk Building and such access easement will be more particularly described in the Common Facilities Agreement.


                                   ARTICLE 7
                                     LIENS
                                     -----

     Section 7.1 Liens. It is expressly covenanted and agreed by and between the
     -----------------
parties hereto that nothing in this Lease contained shall authorize Lessee to do any act which shall in any way encumber the title of Lessor in and to the premises, nor shall the interest or estate of the Lessor in the premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee, and any claim to or lien upon the premises arising from any act or omission of Lessee shall accrue only against the leasehold estate of Lessee and Lessee's interest in the Buildings and shall in all respects be subject and subordinate to the paramount title and right of Lessor in and to the premises. Lessee shall promptly pay, discharge or bond over any mechanics', laborers' or materialmen's lien on account of labor or material furnished to the Lessee or any sublessee in connection with work of any character performed or claimed to have been performed on the Property by or at the direction or sufferance of the Lessee; provided, however, that Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Lessee shall give to the Lessor such reasonable security as may be demanded by the Lessor to insure payment and to prevent any sale, foreclosure or forfeiture of the demised premises by reason of non-payment thereof. Upon final determination of any lien or claim for lien, the Lessee will immediately pay any judgment rendered with all proper costs and charges and will at its own expense have the lien released and any judgment satisfied.

     Section 7.2 Failure to Contest Liens. In case Lessee shall fail to contest
     ------------------------------------
the validity of any lien or claimed lien and give security to Lessor to insure payment thereof, or having commenced to contest the same, and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Lessor may, at its election (but shall not be required so to do) remove or discharge such lien or claim for lien

(with the right in its discretion to settle or compromise the same) and any amounts advanced by Lessor for such purposes shall be so much additional rental due from Lessee to Lessor at the next rent day after any such payment, with interest at the Default Rate from the date of payment thereof by Lessor until the repayment thereof by Lessee to Lessor.


                                   ARTICLE 8
                      DISBURSEMENT OF INSURANCE PROCEEDS
                      ----------------------------------

     Section 8.1 [INTENTIONALLY OMITTED].
     -----------------------------------

     Section 8.2  Payment of Proceeds Directly to Lessee.  Insurance proceeds
     ---------------------------------------------------
related to damaged or destroyed improvements or Buildings shall be paid to Lessee, or an Institutional Mortgagee, without any right or participation therein by Lessor, and shall be used by Lessee or such Institutional Mortgagee for restoration and rebuilding of the Buildings and improvements, or for restoring the premises to a condition that is as near as is reasonably practical to the condition of the Premises which existed on the Commencement Date. The balance of such proceeds (after such restoration and/or rebuilding has been accomplished) shall be the property of Lessee.


                                   ARTICLE 9
                                 CONDEMNATION
                                 ------------

     Section 9.1 Full Takings. In the event that the whole of the Property shall
     ------------------------
be permanently taken, condemned or title thereto acquired by the exercise of the power of eminent domain by any person or corporation, municipal, public, private or otherwise, during the Term hereof, then and in that event the Term of this Lease shall terminate from the date when possession of the Property shall be acquired for such use or purpose, and any award, compensation or damages (collectively, the "award") shall be divided between Lessor and Lessee in
                    -----
accordance with their respective interests.

     Section 9.2 Partial Takings. In the event that a part of the Property shall
     ---------------------------
be permanently taken, condemned or title thereto acquired by the exercise of the power of eminent domain by any person or corporation, municipal, public, private or otherwise, during the Term hereof, then the Lessee may, at its option, terminate this Lease and the Term hereof on the date when possession of such part of the Property shall be required for such use or purpose, and any award shall be divided between the Lessor and the Lessee in the same manner and upon the same conditions as set forth in Section 9.1. Such option shall be exercised
                                    -----------
by the Lessee by written notice to the Lessor not less than thirty (30) days prior to the date on which possession of such portion of the Property shall be required for such purpose, unless possession shall be taken before award is made, in which case such notice shall be given on or prior to the thirtieth
(30th) day after the date on which possession shall be so taken. If the Lessee shall not so elect to terminate this Lease and the Term hereof in the event of such partial taking, then, upon the payment of any award arising from such condemnation the amount received for the whole Property, including the Buildings, shall be paid to and held by

Lessee and used in defraying, to the extent that it suffices, the cost and expense of making repairs to and alterations of the Buildings for the purpose of restoring the same to an economic architectural unit to the extent that may have been made necessary by such condemnation, and the balance, if any, remaining shall be paid to the Lessor. Lessee shall perform such restoration with due diligence in a timely manner, in accordance with the provisions of Article 6
                                                                   ---------
hereof.

                                  ARTICLE 10
                                 RENT ABSOLUTE
                                 -------------

     Except as otherwise specifically provided herein, damage to or destruction of any portion or all of the Buildings, by fire, the elements or any other cause whatsoever, whether with or without fault on the part of the Lessee, shall not terminate this Lease or entitle the Lessee to surrender the demised premises or entitle the Lessee to any abatement of or reduction in the rent payable, or otherwise affect the respective obligations of the parties hereto, any present or future law to the contrary notwithstanding. If the use of the Property for any purpose should at any time during the Term of this Lease be prohibited by applicable law, ordinance or other governmental regulation or prevented by injunction, or if there be any eviction by title paramount, this Lease shall not be terminated nor shall the Lessee be entitled by reason thereof to surrender the demised premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.


                                  ARTICLE 11
                      ASSIGNMENT AND MORTGAGING BY LESSEE
                      -----------------------------------

     Section 11.1 Assignment. Except as otherwise hereinafter provided in
     -----------------------
Section 11.4 hereof, Lessee shall not allow or permit any transfer of this Lease
------------
or any interest hereunder or assign, convey, sublease, mortgage, pledge, or encumber this Lease or any interest hereunder, or Lessee's interest in the Buildings, or permit the use or occupancy of the premises or any part thereof by anyone other than Lessee or Lessee's subtenants, without, in each case, Lessor's written consent first had and obtained, (which consent shall not be unreasonably withheld or delayed). No assignment or subletting (with or without Lessor's consent) shall release Lessee from any of its obligations hereunder.

     Section 11.2 Evidence of Assignment. Any assignment of this Lease by Lessee
     -----------------------------------
shall be evidenced by an instrument in writing (a copy whereof shall be delivered to Lessor) duly executed and acknowledged by the assignor and the assignee and duly recorded in the Recorder's Office of Will County, Illinois, wherein and whereby the assignee shall expressly accept and assume all of the terms and covenants thereafter arising in this Lease contained to be kept, observed and performed by the Lessee and shall further acknowledge that all interest in the land and Buildings acquired by virtue of such assignment is expressly subject to the paramount rights of the Lessor under this Lease. In no event shall Lessee be released from liability under this Lease in connection with such assignment, whether arising before or after such assignment.

     Section 11.3  [INTENTIONALLY OMITTED].
     -------------------------------------

     Section 11.4 Leasehold Mortgages. Lessee, and its permitted successors and
     --------------------------------
assigns, shall have the right to mortgage or pledge this Lease and Lessee's interest in the Buildings, in whole or in part, to any Institutional Mortgagee. Any leasehold mortgage shall be subject and subordinate to the rights of the Lessor hereunder (including Lessor's fee ownership of the premises). The provisions of this Section or Article 12 shall not be binding upon Lessor,
                              ----------
unless and until an executed counterpart of such leasehold mortgage, or a copy thereof certified by the Institutional Mortgagee to be true, shall have been delivered to Lessor and Lessor shall have been duly notified in writing by the Lessee or by the Institutional Mortgagee under such leasehold mortgage of the name and address of the Mortgagee. In no event shall an assignment of this Lease pursuant to a foreclosure sale (involving the judicial foreclosure of the mortgage held by an Institutional Mortgagee) or an assignment of this Lease (in lieu of foreclosure) by Lessee to such Institutional Mortgagee require the consent of Lessor.

     Section 11.5  Assignments in Contravention of this Article.  Any attempted
     ----------------------------------------------------------
assignment, transfer or mortgage in violation of any of the provisions of this Article shall be null and void and of no force and effect.


                                  ARTICLE 12
                        RIGHTS OF LEASEHOLD MORTGAGEES
                        ------------------------------

     If Lessee or Lessee's successors or assigns shall mortgage this Lease in accordance with the provisions of Section 11.4 hereof and Lessor shall have been
                                  ------------
given due notice thereof as provided in Section 11.4 and, provided that the
                                        ------------
leasehold mortgage shall have been given as security for a bona fide loan of money made to the Lessee and shall be owned and held by an Institutional Mortgagee having no financial interest in or connection with Lessee, the following provisions shall apply so long as any such leasehold mortgage shall remain unsatisfied of record or (to the extent applicable) after acquisition of the leasehold estate pursuant to any foreclosure of such leasehold mortgage or in lieu of foreclosure thereof:

     (a) Lessor and Lessee shall not enter into any agreement providing for surrender or modification of this Lease without the prior consent in writing of the Institutional Mortgagee under any leasehold mortgage, which consent shall not be unreasonably withheld or delayed.

     (b) Lessor shall not be empowered to terminate the leasehold estate hereunder by reason of the occurrence of any Default or Event of Default, unless the Lessor shall have served upon the Institutional Mortgagee under such leasehold mortgage, at the address furnished to Lessor and otherwise in the manner hereinafter provided for the service of notice, a notice of default such as Lessor may be required by the terms of this Lease to serve upon the Lessee.

     (c) Any such Institutional Mortgagee shall have the right to remedy any Default under this Lease or cause the same to be remedied, and Lessor shall accept such performance by or at the instance of such Institutional Mortgagee as if the same had been made by Lessee. There shall be added to any grace period allowed by the terms of this Lease to the Lessee for curing any Default, an additional thirty (30) days in the case of Default in payment of rent and an additional sixty (60) days in the case of all other Defaults, for the Institutional Mortgagee to cure the same beyond the time allowed to the Lessee, all such cure periods being determined from the date on which notice of Default has been sent to the Institutional Mortgagee. If such Institutional Mortgagee shall fail to remedy any such Defaults within any such additional period of time, then, subject to Sections 12(d) and (e) below, Lessor may pursue all
                       ----------------------
remedies in accordance with Article 20 of this Lease.
                            ----------

     (d) In case of a Default by Lessee under this Lease that cannot be cured by such Institutional Mortgagee without possession of the Property (other than a Default by Lessee under Article 21 hereof, Lessor shall take no action to effect
                        ----------
a termination of this Lease by service of notice or otherwise, without first giving to such Institutional Mortgagee a reasonable time, not to exceed one hundred eighty (180) days, within which to institute and complete foreclosure or similar proceedings, to lift any applicable bankruptcy stay or otherwise acquire Lessee's leasehold estate under this Lease in order to obtain possession of the Property (including possession by a receiver) and to cure or cause to be cured such Default.

     (e) If Lessor terminates this Lease as a result of an Event of Default, Lessor will enter a new ground lease of the demised premises with such Institutional Mortgagee or its nominee, for the remainder of the Term, effective as of the date of such termination, at the rent and upon the terms, provisions, covenants and agreements herein contained and subject only to the same conditions of title as this Lease is subject on the Commencement Date, and to the rights, if any, of any parties then in possession of any part of the Property, provided: (i) the Institutional Mortgagee or its nominee shall make written request upon Lessor for such new lease within fifteen (15) days after the date of such termination and such written request is accompanied by payment to Lessor of all sums then due to Lessor (or otherwise payable) under this Lease; (ii) the Institutional Mortgagee or its nominee shall pay to Lessor at the time of the execution and delivery of the new lease, any and all sums which would, at the time of the execution and delivery thereof, be due pursuant to this Lease but for such termination, and in addition thereto, any expenses, including reasonable attorneys' fees, to which Lessor shall have been subjected by reason of such default; (iii) the Institutional Mortgagee or its nominees shall cure all non-monetary Defaults which are then capable of being cured by such party, and promptly after entering such new ground lease (with respect to any other non-monetary defaults that are capable of being cured upon receipt of possession of the Property) the Institutional Mortgagee or such nominee shall promptly proceed (and at all times thereafter shall diligently attempt) to cure such Defaults; and (iv) Lessor shall not warrant possession of the Property as against Lessee to the Lessee under the new lease.

     (f) Any moneys held by Lessor under the provisions of this Lease which may be or become payable to Lessee (including, but not limited to, deposits made by Lessee pursuant to Section 4.3 for payment of real estate taxes, proceeds of
                   -----------
casualty insurance or proceeds of condemnation awards) shall be payable upon demand, to the Institutional Mortgagee under any leasehold mortgage as the interest of such Institutional Mortgagee may appear. If Lessor should at any time be in doubt as to whether any such moneys are payable to such Institutional Mortgagee or to the Lessee, Lessor may pay such moneys into court and file an appropriate action of interpleader in which all of Lessor's costs and expenses, including attorneys' fees, shall first be paid out of the proceeds so deposited.

     (g) No Institutional Mortgagee under any leasehold mortgage or holder of indebtedness secured thereby or purchaser at foreclosure sale shall incur or be required to assume liability for the payment of rental under this Lease or for the performance of any of Lessee's covenants and agreements contained herein, unless and until such Institutional Mortgagee or holder of indebtedness shall have become the owner of the leasehold estate hereunder by foreclosure or by assignment in lieu of foreclosure, whereupon the liability of any such person shall be only such as may arise by operation of law by reason of privity of estate; provided, however, that such Institutional Mortgagee or its nominee shall not be obligated to cure any Defaults under Sections 20.1(c), (d) or (e)
                                                  ----------------------------
hereof.

     (h) Casualty insurance policies may contain mortgagee clauses covering the interest of the Institutional Mortgagee under a leasehold mortgage, as such interest may appear, provided that the same contain an express recital that the rights of such Institutional Mortgagee are at all times subject to the rights of the Lessor hereunder.

     (i) Lessor shall, upon request, execute, acknowledge and deliver to each Institutional Mortgagee, an agreement prepared at the sole cost and expense of Lessee, in form reasonably satisfactory to Lessor and such Institutional Mortgagee, between Lessor, Lessee and Institutional Mortgagee agreeing to the provisions of Section 11.4 and this Section 12 and such reasonable modifications thereof as shall be requested by such Institutional Mortgagee and reasonably acceptable to Lessor. The term "mortgage" or "leasehold mortgage" whenever used herein, shall include, without limitation, deeds of trust, trust deeds and any instruments required in connection with a lease-leaseback transaction.


                                  ARTICLE 13
                           INDEMNITY FOR LITIGATION
                           ------------------------

     The Lessee covenants and agrees that in case the Lessor shall without fault on its part be made a party to any litigation commenced by or against the Lessee, then the Lessee shall and will pay all costs and expenses, including attorneys' fees and expenses, incurred by or imposed on the Lessor by or in connection with such litigation; and also shall and will pay all costs and expenses, including attorneys' fees and expenses, which may be incurred by the Lessor in enforcing any of the covenants and agreements of this Lease, and all such costs, expenses and reasonable attorneys' fees shall if paid by Lessor herein, be so much additional rent due on the next rent date after such payment or payments, together with interest at the Default Rate from the date of payment thereof by Lessor until repayment thereof by the Lessee to the Lessor.

                                  ARTICLE 14
                            OFF-PREMISES FACILITIES
                            -----------------------

     Section 14.1 Common Areas. Lessee acknowledges and agrees that the demised
     -------------------------
premises are part of a larger tract of land owned by Lessor (the "Lessor's Parcel"). The Lessor's Parcel less the demised premises is sometimes referred to herein as the "Lessor's Remaining Property." The Lessor's Remaining Property surrounds and adjoins the demised premises to the north, east and west. For purposes of this Lease, the term "Common Areas" shall mean all areas within the boundaries of the Lessor's Parcel that are, or are to be made available from time to time, for the non-exclusive use, convenience and benefit of the Lessor, the Lessee and their respective permittees. Among other things, the Common Areas include: (i) the Common Utility Facilities (defined in Section 14.2
                                                              ------------
below); (ii) any shared access roads and other shared roadways on Lessor's Parcel, to provide vehicular access to and from and in and out of any shared parking areas, the demised premises, and/or the Lessor's Remaining Property; and
(iii) the Waste Treatment Facility (as defined in Section 14.4 below), but only
                                                  ------------
if Lessor grants Lessee a license to use the same in accordance with Section
                                                                     -------
14.4.  The Common Areas do not include: (i) any Buildings; (ii) the Kirk
----
Building; (iii) any interior areas within any Buildings or the Kirk Buildings;
(iv) any separate truck facilities; or (v) any utility easements separately and exclusively serving either the demised premises or the Lessor's Remaining Property. Lessor and Lessee shall, within a reasonable period of time hereafter, enter into the "Common Facilities Agreement", which shall (among other things) set forth the rights and obligations of the parties with respect to the maintenance, repair, operation and replacement (including allocating the cost thereof between Lessor and Lessee) of the Common Areas and Common Utility Facilities.

     Section 14.2  Easement in Common Utility Facilities.  For purposes of this
     ---------------------------------------------------
Lease, the term "Common Utility Facilities" shall mean utility systems and facilities from time to time situated on the Lessor's Parcel serving both the Lessor's Remaining Property and the demised premises, for use or service in common by both parties or for service of the Common Areas, such as the following: storm drainage and retention facilities and sanitary sewer systems, manholes, underground domestic and fire protection water systems, underground natural gas systems and gas supply pipelines, underground electric power cables and systems, underground telephone cables and systems, cable television systems and all other utility systems and facilities for such common use or service.
The Lessor hereby grants to the Lessee for the term of this Lease a non-exclusive easement in the Lessor's Remaining Property for the purpose of exercising the rights provided for in the Common Facilities Agreement with respect to the Common Utility Facilities which are intended to serve the demised premises. The Lessor, in addition, hereby reserves unto itself a non-exclusive easement in the demised premises for the purpose of exercising the rights provided for in the Common Facilities Agreement with respect to Common Utility Facilities which are intended to serve the Lessor's Remaining Property.

     Section 14.3 Easement for Gas Main Water Discharge Pipe Easement.  Upon
     ----------------------------------------------------------------
Lessee's request, Lessor shall grant Lessee for the Term of this Lease easements, over, upon and under the Lessor's Parcel for the purpose of constructing, using and maintaining (i) an underground gas main to supply natural gas for Lessee's permitted use of the demised premises ("Gas Main Easement"); and (ii) an underground pipeline for the discharge of water utilized in conjunction with Lessee's permitted use of the demised premises ("Water Discharge Pipe Easement"). The location of the Gas Main Easement and Water Discharge Pipe Easement shall be subject to the reasonable approval of Lessor. Lessee shall pay for all costs of constructing, installing, using and maintaining the Gas Main Easement and Water Discharge Pipe Easement and the facilities in connection therewith, and Lessee shall at all times keep the Gas Main Easement and Water Discharge Pipe Easement and such facilities in good condition and repair. Lessee shall indemnify and hold Lessor harmless from all loss, cost, damage and expense in connection with the Gas Main Easement and Water Discharge Pipe Easement. Lessor shall have the right to use the surface of the Lessor's Parcel subject to the Gas Main Easement and Water Discharge Pipe Easement for all purposes that do not materially interfere with Lessee's use and enjoyment of the Gas Main Easement and Water Discharge Pipe Easement. Lessor shall have the right, from time to time, to relocate the Gas Main Easement and Water Discharge Pipe Easement to other areas of the Lessor's Parcel, at Lessor's cost.

     Section 14.4  Use of Waste Treatment Facility.  For purposes of this Lease,
     ---------------------------------------------
the term "Waste Treatment Facility" shall mean those certain retention/detention ponds located on the Lessor's Remaining Property which are designed for the purpose of storing, retaining, detaining, treating, and cleaning the waste water generated from the activities conducted on the Lessor's Remaining Property and storm water runoff. The Lessor may, but shall have no obligation to, grant to the Lessee a revocable license to utilize the Waste Treatment Facility in connection with Lessee's permitted use of the demised premises. In the event the Lessor grants the Lessee a revocable license to use the Waste Treatment Facility, such license shall not be terminated until Lessor has given Lessee at least 365 days advance notice, and then for so long as such license continues,
(i) the Waste Treatment Facility shall be deemed a part of the Common Areas, and
(ii) the costs and expenses incurred by the Lessor for the maintenance, repair, operation and replacement of the Waste Treatment Facility shall be allocated as set forth in the Common Facilities Agreement.


                                  ARTICLE 15
                   ESTOPPEL CERTIFICATE BY LESSEE AND LESSOR
                   -----------------------------------------

     The Lessee and Lessor each agree at any time and from time to time, upon not less than twenty (20) days' prior written request by either to execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the rental and other charges have been paid in advance, if any, and whether or not, to the knowledge of the party executing the certificate there are then any defaults under this Lease, either by Lessor or by Lessee or both (and if so, specifying the same), it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or leasehold or the mortgagee or assignee of any mortgage upon the fee or leasehold of the Property.

                                  ARTICLE 16
                            INSPECTION OF PROPERTY
                            ----------------------

     The Lessee agrees to permit the Lessor and the authorized representatives of the Lessor to enter the Property at all times during reasonable business hours for the purpose of inspecting the same.


                                  ARTICLE 17
                         PURCHASE AND SALE OF DEMISED
                      PREMISES FROM LESSOR TO LESSEE AND
              SIMULTANEOUS TERMINATION OF THE LEASE UPON CLOSING
              --------------------------------------------------


     Within forty-five (45) days from the date on which:

     (a) the Approval Contingencies have been satisfied; and

     (b) Lessee has received an Operating Permit issued in its name by the Illinois Environmental Protection Agency pursuant to Title V of the Clean Air Act, Lessee will purchase, and Lessor shall sell, the demised premises by executing, delivering to one another, and performing that certain "Purchase and Sale Agreement" in the form attached as Exhibit C and made part hereof. Upon the closing of such Purchase and Sale Agreement, the parties shall, notwithstanding anything contained in the Purchase and Sale Agreement to the contrary execute
(i) a mutually agreed instrument recreating the easements for Common Areas and Common Utility Facilities set forth in this Lease; (ii) any mutually desired and agreed amendment to or restatement of the Common Facilities Agreement; and (iii) a mutually agreed instrument terminating this Lease. The parties agree that Lessee shall be given a credit toward the Purchase Price required in the Purchase and Sale Agreement in an amount equal to the Base Rent previously paid by Lessee to Lessor under this Lease as of the date of the closing of said Purchase and Sale Agreement.


                                  ARTICLE 18
                                   FIXTURES
                                   --------

     Section 18.1  Ownership of Building Fixtures.  Except for the Common
     --------------------------------------------
Utility Facilities, subject to Lessee's obligations under Article 22 hereof, all
                                                          ----------
plumbing, heating, lighting, electrical and air conditioning fixtures and equipment and other articles of personal property used in the operation of the Buildings as such (as distinguished from operations incident to the business of the Lessee) attached to said land or any Buildings thereon and now or hereafter located upon said land, sometimes herein referred to as "building fixtures", are
                                                         -----------------
and shall be and become and remain the property of Lessee.

     Section 18.2  Personal Property.  All trade fixtures and all personal
     -------------------------------
property, fixtures,
apparatus, machinery and equipment now or hereafter located upon said land, other than the Buildings and said building fixtures, and owned by the Lessee and whether or not the same are affixed thereto, shall be and remain the personal property of the Lessee or such other occupants and the same are herein sometimes referred to as "Personal Property".
                -----------------

     Section 18.3  Removal of Personal Property.  Personal Property and building
     ------------------------------------------
fixtures may be removed from time to time by Lessee, provided, however, that if such removal shall injure or damage the Property, Lessee shall repair the damage and place the Property in the same condition as it would have been if such Personal Property had not been installed.


                                  ARTICLE 19
                              NOTICES OR DEMANDS
                              ------------------

     All notices, demands, requests or other communications required or permitted to be given under this Lease shall be deemed given (a) when personally delivered, (b) one (1) business day after deposit with Federal Express or other commercially recognized courier for overnight delivery, charges prepaid, or (c) upon delivery or first attempted delivery if mailed registered or certified United States mail, postage prepaid, return receipt requested, and in each case addressed as follows:

     1.  If intended for Lessee:

     Elwood Energy LLC
     c/o Dominion Energy, Inc.
     901 E. Byrd Street
     Richmond, Virginia  23219
     Attn:  Ronald D. Usher

             with a copy to:

     Peoples Energy Resources Corp.
     c/o Peoples Energy Corporation
     130 East Randolph Drive
     Chicago, Illinois  60601
     Attn:  Director, Power Generation

             and a copy to:

     Dominion Energy, Inc.
     901 E. Byrd Street
     Richmond, Virginia  23219
     Attn:  Christine Schwab, General Counsel

     2.  If intended for Lessor:

     The Peoples Gas Light and Coke
      Company
     130 East Randolph Drive
     Chicago, Illinois  60601
     Attn:  William E. Morrow, Vice President

             with a copy to:

     John Nassos, Esq.
     The Peoples Gas Light and Coke Company
     Office of General Counsel
     130 East Randolph Drive
     23rd Floor
     Chicago, Illinois  60601

or at such other address as the party to be served notice may have furnished in writing to the party seeking or desiring to serve notice as a place for service of notice. Notices given in any other fashion shall be deemed effective only upon receipt.


                                  ARTICLE 20
                                    DEFAULT
                                    -------

     Section 20.1  Events of Default.  If:
     -------------------------------

     (a) Lessee shall default in the payment of the rent or any part thereof or any other amounts when due as herein provided, and such default shall continue for ten (10) days after notice thereof in writing to Lessee; or

     (b) Lessee shall default in any material respect in the performance of any other material covenant, agreement, condition or undertaking herein contained to be kept, observed and performed by the Lessee which do not involve the payment of money, and such default shall continue for thirty (30) days after notice thereof in writing to Lessee; provided, however, that if the default specified in such notice cannot be reasonably cured within thirty (30) days, then Lessee shall not be deemed to be in default if Lessee begins to cure within such thirty
(30) day period and thereafter diligently prosecutes to completion appropriate curative action within ninety (90) days after such default notice; or

     (c) Lessee shall file a petition in voluntary bankruptcy under the Federal Bankruptcy Act or any similar law, state or federal, whether now or hereafter existing, or an answer admitting insolvency or inability to pay its debts, or fail to obtain a vacation or stay of involuntary proceedings within sixty (60) days, as hereinafter provided; or

     (d) Lessee shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for Lessee or for all of its property or the major part thereof in any involuntary proceedings, or any court shall have taken jurisdiction of the property of Lessee or the major part thereof in any involuntary proceeding for reorganization, dissolution, liquidation or winding up of Lessee, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise within sixty (60) days; or

     (e)  Lessee shall abandon the Property;

then upon the occurrence of any such event (each, an "Event of Default"), it
                                                      ----------------
shall be lawful for Lessor, at its election, to declare the Term ended and require Lessee to immediately vacate the Premises. Additionally, Lessor shall have all remedies otherwise available to it at law or in equity. So long as any leasehold mortgage complying with Section 11.4 hereof remains outstanding,
                                  ------------
Lessor shall not have the right to exercise said remedy by reason of the occurrence of any Event of Default hereunder, provided that the Institutional Mortgage has cured such Event of Default in accordance with Section 12(c)
                                                            -------------
hereof.

     Section 20.2  Other Remedies Available to Lessor.  The foregoing provisions
     ------------------------------------------------
for the termination of this Lease for any Event of Default in any of its covenants shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of the termination of this Lease as aforesaid, Lessee covenants and agrees to indemnify and save harmless Lessor from any loss arising from such termination and re-entry in pursuance thereof.


                                  ARTICLE 21
                     INDEMNITIES AND ENVIRONMENTAL MATTERS
                     -------------------------------------

     Section 21.1  Definition of "Environmental Laws" and "Hazardous Materials".
     -------------------------------------------------------------------------
For purposes of this Lease, "Environmental Laws" means any and all federal, state and municipal laws, ordinances and regulations, including without limitation any and all requirements to register underground storage tanks, relating to: (i) emission, discharges, spills, releases or threatened releases of pollutants, contaminants, "Hazardous Materials" (as hereinafter defined), or hazardous or toxic materials or wastes onto land or into ambient air, surface water, ground water, wetlands, or septic systems; (ii) the use, treatment, storage, disposal, handling, or containing of Hazardous Materials or hazardous and/or toxic wastes, material products or by-products (or of equipment or apparatus containing Hazardous Materials); or (iii) pollution or the protection of human health or the environment. "Hazardous Materials" means (A) hazardous materials, hazardous wastes, and hazardous substances as those terms are defined under any Environmental Laws, (B) petroleum and petroleum products including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; (D) asbestos or any material which contains any hydrated mineral silicate, including, but not limited to chrysotile, amosite, crocidolite, tremolite, anthophylite or actinolite, whether friable or non-friable; (E) PCB's or PCB-containing materials, or fluids; (F) any other hazardous, toxic or radioactive substance, material, contamination, pollutant, or waste; and (G) any substance with respect to which any Environmental Law or Governmental Authority requires environmental investigation, monitoring or remediation. For purposes hereof, "Governmental Authority" means any local, regional, provincial, or federal entity, agency, court, judicial or quasi-judicial body, or legislative or quasi-legislative body.

     Section 21.2  Compliance with Environmental Laws.
     ------------------------------------------------

     (a) Lessee shall comply with all Environmental Laws applicable to the premises and Lessee's use thereof. Lessee shall not create nor permit the existence of (i) any condition on the premises that could present a threat to human health or to the environment under any applicable Environmental Laws, or
(ii) any treatment, storage or disposal facility on the premises as those terms are defined in the Resource Conservation and Recovery Act or any state analogue.

     (b)(i) Lessor and Lessee recognize and agree that the construction and initial operation of the Elwood Generation Assets, as defined in the Operating Agreement of Elwood Energy LLC, will be pursuant to Lessor's Prevention of Significant Deterioration Construction Permit ("PSD Permit"). Lessor agrees to use its best efforts to cooperate with Lessee's efforts to obtain an operating permit pursuant to Title V of the Clean Air Act ("Title V Permit") for the Elwood Generation Assets exclusively in the name of Lessee. Until the time that such Title V Permit is issued to Lessee, Lessor agrees that, without the consent of Lessee, which consent shall not be unreasonably withheld: (A) Lessor will neither amend nor transfer the PSD Permit, and (B) Lessor will not undertake any activity that would cause any regulatory review under any applicable Environmental Law or that would further restrict Lessee's ability to emit air pollutants or otherwise operate the air emission sources under the PSD Permit beyond the limitations established or restrictions established in the PSD Permit. As soon as reasonably practicable, Lessor shall use its best efforts to have Lessee named as an operator on the PSD Permit. Lessee shall neither construct an emissions source not within the PSD Permit nor seek any change of any emission limit set forth in the PSD Permit without the approval of Lessor, which approval shall not be unreasonably withheld. For any future air permits applied for by either Lessee or Lessor, Lessor and Lessee agree that: (x) potential emission credits to the respective party shall be defined by those available from the emission sources in the PSD Permit, and (y) each party shall use its best efforts to avoid triggering any significant net air emissions increases or decreases for the source, as defined under the PSD Permit, unless approved by the other party, which approval shall not be unreasonably withheld. Lessor agrees to make available to Lessee any of Lessor's existing air pollution emissions credits, as defined by Lessor's air emissions sources in the PSD Permit, necessary to construct or operate the Elwood Generation Assets under any emissions trading or netting program existing or promulgated pursuant to the Clean Air Act or any state counterpart thereof. To the extent construction or operation of the Elwood Generation Assets does not use all of the air emissions credits provided in the PSD Permit, Lessee shall transfer or otherwise make available such credits to Lessor without compensation.

     (b)(ii) Subject to the provisions of subsection 21.2(b)(i), to the extent that any of Lessee's environmental permits, licenses, or government approvals may become subject to regulatory review, Lessee shall not apply for or obtain any environmental permits, licenses or governmental approvals required by any Environmental Laws applicable to the premises and Lessee's use thereof without prior written approval from Lessor, which approval shall not be unreasonably withheld. If Lessor neither approves nor disapproves Lessee's written request for approval within thirty (30) days of Lessor's receipt, such request shall be deemed approved. To the extent that Lessee uses Lessor's permits and licenses (including but not limited to, permits and licenses associated with Lessor's waste treatment facilities), Lessee shall take all actions necessary to ensure compliance with all such permits and licenses. Lessee shall advise Lessor of any release and any anticipated or actual environmental non-compliance, penalties, fines, litigation or other actions or issues that might result in liability to Lessor. Lessee also shall give Lessor timely notice of all measures undertaken by or on behalf of Lessee to investigate, remediate, respond to or otherwise cure such release or violation. In the event that Lessor receives notice from Lessee or otherwise of a release or violation of Environmental Laws which occurred during or is occurring during the term of this Lease, Lessor may require Lessee, at Lessee's sole cost, to take timely measures to investigate, remediate, respond to or otherwise cure such release or violation.

     (b)(iii) Wherever the Lessor's consent or approval is required under the terms of this Section 21.2(b), such consent or approval shall not be unreasonably withheld or delayed. Without limiting the foregoing, if Lessor neither approves nor in good faith disapproves Lessee's written request for approval or consent within thirty (30) days of Lessor's receipt of such request for approval or consent, such request shall be deemed approved. In addition, in considering the reasonableness of any such approval or consent, Lessor acknowledges that Lessee is constructing and operating on the premises an electric generating facility which will have nominal 600 MW of peaking capacity initially which Lessee anticipates expanding to up to nominal 3,100 MW of both peaking and combined cycle generation. Accordingly, there shall be a rebuttable presumption that Lessor shall be deemed to have unreasonably withheld its consent or approval to any request for approval by Lessee if such request by Lessee is consistent with the development of such planned generation facilities by Lessee.

     (c) Lessor and its employee and contractors shall have the right, but not the obligation, to conduct periodic audits of the premises, including records review, to determine Lessee's compliance with applicable Environmental Laws, permits and licenses. The results of such audits shall be documented and provided to Lessee. If the audit determines that Lessee is not in compliance with the terms of this Lease, Lessee, at its sole cost, shall diligently proceed to correct such non-compliance. If Lessee does not so act, then Lessor shall have the right to prohibit Lessee's use of Lessor's waste facilities, permits, and licenses that are at issue. Lessor's audit of Lessee's operations shall not constitute approval as to the sufficiency thereof. If Lessor does not audit Lessee's operations, Lessor shall not be deemed to have waived any rights it may have against Lessee. Lessor shall use its best efforts to conduct such audits and describe their results in such a manner as to establish and preserve their confidentiality. Lessor shall not voluntarily make available such audit results to any third party without the express written authorization of Lessee, provided, however, that nothing contained in this paragraph (c) shall prohibit Lessor from disclosing any such audit results to the extent required to do so (in the opinion of Lessor's legal counsel) by any applicable law, rule, regulation, executive or administrative order, or subpoena or other judicial order.

     (d) On a periodic basis, but not less than on a quarterly basis, Lessee shall advise Lessor of all Hazardous Materials that are or may become subject to any reporting or notice obligation under an applicable Environmental Law, including quantities thereof, utilized by Lessee on the premises.

     (e) Lessee shall notify Lessor of either (i) any proposed construction activity, or (ii) any proposed addition of equipment to the premises, if either
(i) or (ii) will result in regulatory review under any applicable Environmental Law.

     (f) Prior to termination of this Lease, Lessee shall remove all underground storage tanks installed by Lessee during the term of this Lease. Such removal shall be in accordance with all applicable Environmental Laws and shall be at Lessee's sole cost and expense. In the event that any environmental contamination resulting from the presence of the underground storage tank in, on or under the Premises is discovered during or after the removal of any underground storage tank, Lessee shall notify all appropriate federal, state and local agencies of such contamination and shall undertake and complete, at its sole cost and expense, all investigation and remediation required by any applicable Environmental Law.

     (g) In the event of a default by either party in the performance of its obligations under this Section 21.2, in addition to whatever remedies are available to the non-defaulting party at law or in equity, the non-defaulting party shall have the right to obtain specific performance of the defaulting party's obligations hereunder and to cure any such default at the cost and expense of the defaulting party.

     Section 21.3  Lessee's Indemnity.  Unless due to the intentional misconduct
     --------------------------------
or gross negligence of Lessor or Lessor's agents or employees, Lessee will defend, indemnify, and hold harmless Lessor, its directors, officers, employees and agents (the "Indemnified Parties") from and against any and all liabilities, claims, losses, damages, actions, judgments, costs, and expenses (including without limitation attorney's fees and expenses) of every kind imposed upon or asserted against the Indemnified Parties or any one of them or Lessor's title in the premises arising by reason of or in connection with (a) this Lease and the ownership by Lessee of the interest created in the Lease or Lessee's possession, use, occupancy, or control of the premises (excluding, however, (i) Lessor's costs and expenses with respect to the Kirk Building that do not result from any act or omission of Lessee, and (ii) Lessor's obtaining approval of this Lease by the Illinois Commerce Commission); (b) any accident, injury to or death of persons, or loss of or damage to property occurring on or about the premises or adjoining public streets (which are related to Lessee's use of the premises) or any easements appurtenant, during the term of this Lease or Lessee's possession, use, occupancy or control of the premises; (c) the possession, operation, use, misuse, maintenance, or repair of the premises during the term of this Lease or Lessee's possession, use, occupancy or control of the premises; or (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease. In addition to the foregoing, Lessee shall indemnify, defend and hold the

Indemnified Parties free and harmless from and against any claims, damages, losses, forfeitures, penalties, expenses or liabilities (including reasonable legal fees and other costs of litigation) arising from or caused in whole or in part, directly or indirectly, by any one of the following: (a) the discharge in or from the premises by any one of Lessee or its employees, agents, contractors and subtenants (collectively, "Lessee's Parties") of any Hazardous Materials, or the disposal, release, threatened release, discharge, or generation of Hazardous Materials to, in, on, under, about, or from the premises by any of the Lessee's Parties; or (b) the failure of any of the Lessee's Parties to comply with any Environmental Laws, licenses or permits relating to the premises. Lessee's indemnity and liability hereunder shall survive the expiration or earlier termination of this Lease. In no event, however, shall the indemnities contained in this Section 21.3 include any lost profits or lost revenues
                  ------------
incurred by Lessor.

     Section 21.4  Lessor's Environmental Indemnity.  Lessor shall indemnify,
     ----------------------------------------------
defend and hold Lessee and Lessee's officers, employees, agents, successors and assigns, free and harmless from and against any claims, damages, losses, forfeitures, penalties, expenses or liabilities (including reasonable legal fees and other costs of litigation) arising from or in connection with (i) any Hazardous Materials at, from, in or on the premises on or prior to the Commencement Date, (ii) any violation by Lessor or its employees, agents or contractors (collectively, the "Lessor's Parties") of any Environmental Laws and any failure by the Lessor's Parties to comply with any Environmental Laws, licenses or permits with respect to the premises, the Kirk Building or Lessor's Remaining Property; specifically excluding, however, any emission, discharge, spill, release or disposal of Hazardous Materials at, from or on the premises at or prior to the Commencement Date caused by the Lessee's Parties, or any violation of any Environmental Law, caused by the Lessee's Parties, and (iii) the discharge in or from the Kirk Building or Lessor's Remaining Property by any of the Lessor's Parties of any Hazardous Materials, or the disposal, release, threatened release, discharge, or generation of Hazardous Materials to, in, on, under, about or from the Kirk Building or Lessor's Remaining Property by any of the Lessor's Parties. In no event, however, shall the indemnities contained in this Section 21.4 include any lost profits or lost revenues incurred by Lessee.
     ------------
Lessor's indemnity and liability under this Section 21.4 shall survive the
                                            ------------
expiration or earlier termination of this Lease or an assignment of this Lease by the original Lessor. However, in the event of such assignment, the indemnities contained in this Section 21.4 (a) shall, as to any Lessor
                              ------------
(including the original Lessor), in no event pertain, cover or relate to the acts or omissions of Lessor's successor under this Lease (or of any other person or entity, except the Lessor's Parties), and (b) as to any successor Lessor (i.e., a Lessor other than the original Lessor), shall pertain solely to the period of the successor Lessor's ownership.


                                  ARTICLE 22
                                   SURRENDER
                                   ---------

     Upon termination of this Lease, by lapse of time or otherwise, or upon re-entry by Lessor, Lessee will promptly and truly surrender and deliver up the Property to Lessor without fraud or delay in reasonably good order, condition and repair, ordinary wear and tear excepted, including all of the Buildings then located on the premises. Lessee shall, upon termination of this Lease, execute and deliver to Lessor all documents reasonably requested by Lessor in order to convey fee title to the Buildings then located on the premises to Lessor.


                                  ARTICLE 23
                           REMEDIES TO BE CUMULATIVE
                           -------------------------

     Section 23.1  Remedies to be Cumulative.  No remedy herein or otherwise
     ---------------------------------------
conferred upon or reserved to Lessor shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Lessor may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Lessor to exercise any right or power arising from any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein.

     Section 23.2  No Waiver.  No waiver of any breach of any of the covenants
     -----------------------
of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.


                                  ARTICLE 24
                            COVENANTS RUN WITH LAND
                            -----------------------

     Section 24.1  Covenants Run with Land.  All of the covenants, agreements,
     -------------------------------------
conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of any such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     Section 24.2  Definition of "Lessor".  Except with respect to the covenants
     -----------------------------------
of the original Lessor contained in Section 21.4 hereof which expressly survive
                                    ------------
an assignment of this Lease by the original Lessor, the term "Lessor" as used in this Lease, so far as covenants or obligations on the part of the Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the demised premises, and in the event of any transfer or transfers of the title to such fee, the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed or relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of the Lessor contained in this Lease thereafter to be performed; provided that any funds in the hands of such Lessor or the then grantor at the time of such transfer, in which the Lessee has an interest, shall be turned over to the grantee, and any amount then due and payable to the Lessee by the Lessor or the then grantor under any provisions of this Lease shall be paid to the Lessee.


                                  ARTICLE 25
                  LESSOR'S PERFORMANCE OF LESSEE'S COVENANTS
                  ------------------------------------------

     Should Lessee at any time fail to do any of the things required to be done by it under the provisions of this Lease, Lessor at its option, and in addition to any and all other rights and remedies of Lessor in such event, may (but shall not be required to) do the same or cause the same to be done, and the reasonable amount of any money expended by Lessor in connection therewith shall be so much additional rental due from Lessee to Lessor and shall be a demand obligation owing by Lessee to Lessor bearing interest at the Default Rate from the date written demand for the repayment thereof is given by Lessor until the repayment thereof to Lessor by Lessee.


                                  ARTICLE 26
                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     Lessor covenants and agrees to and with Lessee that during the Term of this Lease, Lessee's quiet and peaceable enjoyment of the demised premises shall not be disturbed or interfered with by any person claiming by, through or under Lessor.


                                  ARTICLE 27
                              MEMORANDUM OF LEASE
                              -------------------

     The parties agree to execute a memorandum of lease for recording, such memorandum to be in the form attached as Exhibit D hereto and made a part
                                         ---------
hereof, with the cost of recording same to be split equally between the parties.

                                  ARTICLE 28
                                  ARBITRATION
                                  -----------

     Section 28.1  Matters Subject to Arbitration.  In case any disagreement
     --------------------------------------------
shall arise between the parties hereto relating to any of the following matters, such matter in dispute shall, at the election of either party hereto, be determined by arbitration in the manner provided in this Article 28:
                                                         ----------

     (a)  The requirements of Section 5.1 relating to the condition of the
                              -----------
Property and areas adjacent thereto, but excluding any question of alleged non-compliance with applicable laws, ordinances and regulations of any governmental body;

     (b)  The requirements of Section 5.2 relating to any use of the Property
                              -----------
which will injure the reputation of the Property or interfere with Lessor's use of its property adjoining and surrounding the demised premises, but excluding any question of alleged use of the Property for any unlawful purpose;

     (c) The determination of the fair value and fair rental value of buildings, improvements or equipment removed or altered and of the new or altered buildings, improvements or equipment referred to in Section 6.3; and
                                                            -----------

     (d) Whether particular fixtures and equipment are building fixtures or Personal Property.

     Section 28.2  Arbitration Proceedings.  The determination by arbitration of
     -------------------------------------
any matter agreed to be submitted to arbitration as in this Lease provided, shall be determined as follows: Either party shall notify the other party of its desire to arbitrate the matter in dispute and shall state in said notice the name and address of a qualified person to act as arbitrator hereunder. Within thirty (30) days after the receipt of such notice, the other party shall give notice to the sender of the first-mentioned notice, likewise stating the name and address of a qualified person to act as arbitrator hereunder. The arbitrators so specified in such notices shall be experienced in the field of the matter in dispute. If within thirty (30) days following the appointment of the latter of said arbitrators, said two (2) arbitrators shall be unable to agree in respect of the matter in dispute, the said arbitrators shall appoint by instrument in writing as third arbitrator a similarly qualified person, who shall proceed with the two (2) arbitrators first appointed to determine the matter in dispute. The written decision of any two (2) of the arbitrators so appointed shall be binding and conclusive upon the parties hereto. If after notice of the appointment of an arbitrator the other party shall fail, within the above-specified period of thirty (30) days to appoint an arbitrator, then the arbitrator so appointed by the first party shall have power to proceed to arbitrate as sole arbitrator, and to make an award. If the two (2) arbitrators aforesaid shall be unable to agree within thirty (30) days following the appointment of the latter of said arbitrators upon the matter in dispute and shall fail to appoint in writing a third arbitrator within thirty (30) days thereafter, the necessary arbitrator, who need not be similarly qualified but who shall be a member of a National Panel of Arbitrators of the American Arbitration Association shall be appointed by the American Arbitration Association in accordance with the then existing commercial arbitration rules of said American Arbitration Association.

     Section 28.3  Expenses of Arbitration.  Lessor and Lessee shall each pay
     -------------------------------------
the fees of the person acting as arbitrator hereunder for Lessor and Lessee, respectively, and Lessor and Lessee shall each pay one-half of the fees of any third arbitrator appointed pursuant to the provisions of Section 28.2 and one-
                                                         ------------
half of the general expenses of such arbitration.

     Section 28.4  Parties Entitled to Participate in Arbitration Proceedings.
     ------------------------------------------------------------------------
Lessor, Lessee, any fee mortgagee and leasehold mortgagee shall each have the right to appear and be represented by counsel before said arbitrators and to submit such data and memoranda in support of their respective positions in the matter in dispute as each may deem necessary or appropriate in the circumstances.


                                  ARTICLE 29
                                 MISCELLANEOUS
                                 -------------

     Section 29.1  Captions.  The captions of this Lease are for convenience
     ----------------------
only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     Section 29.2  Partial Invalidity.  If any term or provision of this Lease
     --------------------------------
shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 29.3  Governing Law.  This Lease shall be construed and enforced in
     ---------------------------
accordance with the laws of the State of Illinois.

     Section 29.4  Brokers.  Each of Lessor and Lessee represents to the other
     ---------------------
that it has not dealt with any broker in connection with this Lease and no broker is entitled to any commission in connection therewith. Each of Lessor and Lessee agrees to indemnify the other and its employees, agents, their officers and partners harmless from and against any claims, costs or liabilities arising out of such party's breach of its representation. The indemnities contained in this Section 29.4 shall survive the termination of this Lease.
     ------------

     Section 29.5  Entire Agreement.  This Lease is the entire agreement between
     ------------------------------
the parties as to the subject matter contained herein. All prior agreements and representations are of no effect unless expressly incorporated in this Lease.

     Section 29.6  Successors and Assigns. The terms and conditions contained in
     ------------------------------------
this Lease will inure to the benefit of, and be binding on the parties and their respective legal representatives, beneficiaries, and permitted successors and assigns, except as otherwise herein expressly provided.

     Section 29.7  Survival of Obligations.  All Lessee's obligations not fully
     -------------------------------------
performed when the Term ends or this Lease terminates will survive the expiration or termination of the Term, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Property.

     Section 29.8 Lessor's Covenants. All Lessor's obligations will be construed
     -------------------------------
as covenants, not conditions, and be binding on Lessor only during the period of its ownership of the Property, except as otherwise provided herein with respect to assignments of this Lease by the original Lessor in Section 21.4 and except
                                                       ------------
for covenants breached prior to any such transfer.

     Section 29.9  Counterparts.  This Lease may be executed in two or more
     --------------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 29.10  Parties not Partners.  Nothing contained in this Lease shall
     -----------------------------------
constitute any one or more of the parties hereto as partners with one another or agents for one another.

     Section 29.11  Certain Definitions.  As used herein, the terms (i) "person"
     ----------------------------------
shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or any agency or political subdivision thereof; (ii) "including" shall mean including, without limiting the generality of the foregoing; (iii) the masculine shall include the feminine and the neuter; (iv) "to the best knowledge" or any similar phrase shall mean actual knowledge or such knowledge as a reasonable person under the circumstances should have after diligent inquiry and investigation; and (v) the plural includes the singular and the singular, the plural.

     Section 29.12 Application of Payments. Lessor shall have the right to apply
     -------------------------------------
payments received from Lessee pursuant to this Lease or otherwise (regardless of Lessee's designation of such payments) first to the payment of all then due rent, and thereafter to satisfy any other obligations of Lessee hereunder, in such order and amounts, as Lessor in its sole discretion may elect.

     Section 29.13  Incorporation of Recitals and Exhibits.  The recitals,
     -----------------------------------------------------
appendices and exhibits, if any, referred to in this Lease and attached hereto are incorporated in this Lease by reference and made a part hereof.

     Section 29.14  Legal Fees. In the event any legal action is instituted with
     -------------------------
respect to any dispute arising under this Lease, the losing party in such action shall pay the prevailing party's costs and expenses incurred in connection with such action, including, without limitation, any court costs and reasonable professional fees such as accountants' and attorneys' fees.

     Section 29.15 Force Majeure.  With the exception of the payment of rent and
     ----------------------------
other sums due hereunder, whenever a period of time is prescribed for a party to take action under this Lease, that party will not be liable or responsible for any delays due to acts of God, war, governmental laws, regulations or restrictions, public disorders, strikes, shortages of materials or labor, or any other cause beyond the reasonable control or foreseeability of the performing party or for delays caused by the other party, and the time for performance will be extended by the length of the delay attributable to these causes.

                                  ARTICLE 30
                               TITLE AND SURVEY
                               ----------------

     (a) No more than thirty (30) days after the date of this Lease, Lessor shall furnish to Lessee at Lessor's expense, a current ALTA 1992 Form B standard commitment for owner's policy of title insurance (the "Title Commitment"), issued by the Title Company, under which the Title Company shall agree to insure, in the name of Lessee and in the amount of $283,380.00, Lessee's leasehold interest in the demised premises. The Policy shall indicate that the demised premises shall be subject only to current general real estate taxes and special assessments not yet delinquent, to the Permitted Exceptions as described above in Section 2.1(b), and to such other rights-of-way, easements, agreements, restrictions, and minor exceptions to title which, in the reasonable judgment of Lessee, do not materially adversely affect the marketability of title or the usability of the Property for the purposes herein contemplated by Purchaser. In addition, Lessor shall cause the Title Company to issue endorsements in said Title Commitment covering the following:

          (1) an access endorsement insuring that there is direct and unencumbered access for automobiles and commercial vehicles to and from the demised premises to physically open streets;

          (2) contiguity of all parcels comprising the demised premises and contiguity of the Property to physically open streets.

     (b) No more than thirty (30) days after the date of this Lease, Lessor shall furnish to Lessee, at Lessor's expense, a satisfactory survey of the demised premises, prepared and certified as of a date not more than sixty (60) days prior to the date of delivery to Lessee by an Illinois registered professional engineer or land surveyor reasonably acceptable to Lessee (the "Survey"), which:

          (1) is prepared in accordance with Minimum Standard Detail Requirements for Illinois Land Title Surveys for the benefit of Lessee and the Title Company;

          (2)  is accompanied by the preparer's certificate to such effect;

          (3) set forth the legal description of and acreage contained within the demised premises;

          (4) establishes that the size of the demised premises is approximately nineteen (19) acres;

          (5) establishes that there are no encroachments upon the demised premises from any adjacent property nor any encroachments upon any adjacent property from the demised premises;

          (6) shows the location of building lines, public and private right-of-way lines, all easements (whether recorded or visible), all existing means of access to and from public roads and highways, and all utility lines and easements therefor upon the demised premises;

          (7) bears the preparer's certificate that no part of the Property is located within any zone of a one hundred (100) year flood plain, nor within or adjacent to any navigable waters under the jurisdiction of the Illinois Department of Natural Resources;

          (8)  and must otherwise be in a form reasonably acceptable to Lessee.

The Minimum Standard Detail Certificate shall run in favor of Lessee and the Title Company. The Survey shall be in a form and substance sufficient to permit the Title Company to waive any exceptions for survey and other matters which would be disclosed by a proper and correct survey.

                                  ARTICLE 31
                  CONTINGENT OPTIONS FOR ADDITIONAL PROPERTY
                  ------------------------------------------

     The parties agree to negotiate in good faith for the acquisition by Lessee of an option to acquire either a fee interest or a leasehold interest in each of the parcels of real property described on Exhibit E attached hereto and made a part hereof, which options shall be exercisable in the event that Lessee fails to obtain, prior to June 1, 2000, re-zoning to I-3 Intensive Industrial District under the Will County Zoning Ordinance or I-3 under the Village of Elwood Zoning Ordinance for property acquired by Lessee from James A. Hibner and Raymond F. Hibner located directly east of the demised premises at the corner of Noel and Patterson Roads, Will County, Illinois. Any such lease shall have a lease term equivalent to the then unexpired term of this Lease.

                                  ARTICLE 32
                    LESSOR'S REPRESENTATIONS AND WARRANTIES
                    ---------------------------------------

     Lessor represents and warrants to Lessee as follows as of the date hereof (unless otherwise stated):

     (a) The facts described in the recitals to this Lease are true and correct.

     (b) Lessor is a duly formed and validly existing corporation in good standing under the laws of the State of Illinois; Lessor has been duly authorized to execute this Lease and to consummate the transaction contemplated hereby; the persons executing this Lease and all of the documents required to consummate the transaction contemplated hereby have been duly authorized to execute such documents and to bind Lessor.

     (c)  Lessor is the fee simple owner of the demised premises.

     (d) Lessor is not a "foreign person" within the meaning of Section 1445(F)(3) of the Internal Revenue Code of 1986, as amended (the "Code");

     (e) At the execution of this Lease there will be no outstanding contracts made by Lessor (or any of Lessor's agents or affiliates) for any work in connection with the demised premises for which full payment will not have been made, except for the contracts and agreements listed on Exhibit F attached hereto and made a part hereof (collectively, the "Outstanding Contracts").

     (f) Except for the Outstanding Contracts, there are no contracts or agreements with third parties for services or supplies which cannot be cancelled by notice and without penalty upon thirty (30) days notice.

     (g) Lessor will not change the zoning of the demised premises while this Agreement is in effect without the written consent of Lessee, which consent shall not be unreasonably withheld or unduly delayed.

     (h) There are no recorded or unrecorded leases, tenancies, licensees or occupants affecting the demised premises.

     (i) There is no pending or, to the best of Lessee's knowledge, threatened litigation respecting the demised premises.

     (j) Provided the Approval Contingencies are satisfied, the execution, delivery and performance of this Lease by Lessor does not violate any law, statute, rule or regulation of any governmental authority, and upon satisfaction of the Approval Contingencies, Lessor will have obtained all permits, approvals and licenses necessary from governmental authorities for the execution, delivery and performance of this Lease.

     (k) Lessor has taken all necessary corporate actions and obtained all necessary consents to authorize its execution, delivery and performance of this Lease and the transaction contemplated hereby, and this Lease is enforceable against Lessor.

     (l) There is no legal action pending which would materially affect the ability of Lessor to carry out the transaction contemplated by this Lease.

     Each of the representations and warranties contained in Article 32 of this Lease shall survive the expiration or termination of this Lease for a period of six (6) months (except for Lessor's representation and warranty contained in Section 32(j), which shall survive indefinitely). Lessor agrees to indemnify and hold Lessee free and harmless from and against all losses, damages, costs and expenses (including attorneys' fees and expenses) sustained by Lessee as a result of any inaccuracy or breach of any representation or warranty of Lessor contained in this Article 32. Notwithstanding anything contained herein or elsewhere in this Lease to the contrary, in the event any of Lessor's representations or warranties made in this Article 32 are untrue, inaccurate or incorrect in any material respect, the aggregate liability of Lessor arising pursuant to or in connection with a material breach of any such representations and warranties shall not exceed $283,380.00.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused these presents to be executed.
                    LESSOR:
                    ------

                    THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation


                    By:   /s/ William E. Morrow
                       ------------------------------------------------------
                         Title:    Vice President
                                ---------------------------------------------

                    LESSEE:
                    ------

                    ELWOOD ENERGY LLC, a Delaware limited liability company


                    By:   /s/ Ronald D. Usher
                       -----------------------------------------------------
                         Title:      Manager
                                --------------------------------------------

                                   EXHIBIT A
                                   ---------

                       Legal Description of the Premises
                       ---------------------------------

THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 34 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID SOUTHEAST QUARTER; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 1202.35 FEET, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 454.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST
84.23 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 896.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 489.02 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 235.34 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 37.95 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 298.57 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST
100.73 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 816.10 FEET; TO A POINT ON THE SAID SOUTH LINE OF THE SAID SOUTHEAST QUARTER; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 711.93 FEET, ALONG THE SAID SOUTH LINE OF THE SOUTHEAST QUARTER, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, CONTAINING 18.892 ACRES MORE OR LESS.

                                   EXHIBIT B
                                   ---------

                             Permitted Exceptions
                             --------------------

1. MORTGAGES AND ENCUMBRANCES OF A GENERAL NATURE WHICH MAY HAVE BEEN EXECUTED BY THE PEOPLES GAS LIGHT AND COKE COMPANY, AN ILLINOIS CORPORATION AND MORE SPECIFICALLY THE FOLLOWING:

     SUPPLEMENTAL INDENTURE DATED AUGUST 15, 1980 AND RECORDED AUGUST 22, 1980 AS DOCUMENT NO. R80-21575 MADE BY THE PEOPLES GAS LIGHT AND COKE COMPANY TO CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO SUCCESSOR TO ILLINOIS MERCHANTS TRUST COMPANY, AS TRUSTEE UNDER THE ORIGINAL MORTGAGE.

2. AGREEMENT DATED MARCH 22, 1883 AND RECORDED MARCH 22, 1883, IN BOOK 223, PAGE 346, AS DOCUMENT NO. 127733, BETWEEN GEORGE EIB, KRYAN BREEN AND ALBERT M. EIB, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

     (AFFECTS THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 7)

3. RIGHTS OF WAY FOR DRAINAGE TILES, DITCHES, FEEDERS, LATERALS AND UNDERGROUND PIPES, IF ANY.

4. RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS AND THE MUNICIPALITY IN AND TO THAT PART OF THE LAND, IF ANY, TAKEN OR USED FOR ROAD PURPOSES, TOGETHER WITH UTILITY RIGHTS THEREIN.

5. AGREEMENT DATED NOVEMBER 26, 1960 AND RECORDED DECEMBER 30, 1960 AS DOCUMENT NO. 919595, BETWEEN WILLIAM AND ELASTEEN GLASSCOCK AND FREDERICK AND NAOMA WILHELMI AND EDITH E. HIBNER AND VIOLA A. POHL, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

6. AGREEMENT DATED NOVEMBER 26, 1960 AND RECORDED DECEMBER 30, 1960 AS DOCUMENT NO. 919596, BETWEEN WILLIAM AND ELASTEEN GLASSCOCK AND FREDERICK AND NAOMA WILHELMI AND EDITH E. HIBNER AND VIOLA A. POHL, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

7. EASEMENT FOR DRAINAGE PURPOSES RESERVED OVER PART OF THE LAND BY "RELEASE OF DRAINAGE RIGHTS", DATED MARCH 16, 1973 AND RECORDED MARCH 30, 1973 AS DOCUMENT NO. R73-08860 AND ALL RIGHTS THEREUNDER.

8. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED AS DOCUMENT NO. R74-06220, AFFECTING THE SOUTH 5 FEET OF THE FOLLOWING DESCRIBED PROPERTY:
     THE EAST 1/2 OF THE SOUTHEAST 1/4 OF SAID SECTION 7, EXCEPT THAT PART FALLING WITHIN THE FOLLOWING DESCRIBED PROPERTY: THAT PART OF THE SOUTHEAST 1/4 OF SECTION 7, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SAID SECTION 7 AND RUNNING THENCE WEST ALONG THE SOUTH LINE OF SAID SOUTHEAST 1/4 OF
     SECTION 7, A DISTANCE OF 781.70 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH THE EAST LINE OF SAID WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 270.00 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID SOUTH LINE OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 806.70 FEET TO A POINT 25.00 FEET EAST FROM THE EAST LINE OF SAID WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID EAST LINE OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 270.00 FEET TO AN INTERSECTION WITH SAID SOUTH LINE OF THE SOUTHEAST 1/4 OF SECTION 7 AND THENCE WEST ALONG SAID SOUTH LINE A DISTANCE OF 25 FEET TO THE POINT OF BEGINNING.

9. RIGHTS OF ADJOINING OWNERS TO THE UNINTERRUPTED FLOW OF ANY STREAM WHICH MAY CROSS THE PREMISES.

10. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED AS DOCUMENT NO. R82-04897, AFFECTING THE SOUTH 5 FEET OF THE LAND.

11. EASEMENT AGREEMENT RECORDED AS DOCUMENT NO. R82-04897 BETWEEN PEOPLES GAS LIGHT AND COKE COMPANY AND NORTHERN ILLINOIS GAS COMPANY GRANTING UNTO NORTHERN ILLINOIS GAS AN EASEMENT FOR THE RIGHT, PERMISSION AND AUTHORITY TO CONSTRUCT, OPERATE AND MAINTAIN A 6 INCH PROPANE PIPELINE UNDER, ALONG AND ACROSS THE LAND.

12. EASEMENT AGREEMENT RECORDED APRIL 17, 1975 AS DOCUMENT NO. R75-08745 MADE BY THE PEOPLES GAS LIGHT AND COKE COMPANY TO AMOCO

     OIL COMPANY TO CONSTRUCT, OPERATE AND MAINTAIN A TEN INCH PIPELINE FOR THE TRANSPORTATION OF PETROLEUM PRODUCTS, ONE METER SITE AND A 15 FOOT CRUSHED STONE ACCESS DRIVEWAY, ON, IN, OVER AND THROUGH THE LAND.

     AMENDMENT TO EASEMENT RECORDED AS DOCUMENT NO. R76-03727.

13. EASEMENT AGREEMENT RECORDED JUNE 9, 1978 AS DOCUMENT NO. R78-21508 MADE BY AND BETWEEN THE PEOPLES GAS LIGHT AND COKE COMPANY AND NORTHERN ILLINOIS GAS COMPANY GRANTING UNTO NORTHERN ILLINOIS GAS AN EASEMENT TO CONSTRUCT, OPERATE AND MAINTAIN A SIX INCH PROPANE PIPELINE UNDER, ALONG AND ACROSS THE LAND AS SHOWN ON EXHIBITS A, B, C, D AND E ATTACHED TO SAID DOCUMENT.

                                   EXHIBIT C

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


       This Purchase and Sale Agreement (this "Agreement") is made and entered into by and between ELWOOD ENERGY LLC, a Delaware limited liability company (hereinafter referred to as "Purchaser"), and THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation (hereinafter referred to as "Seller").

                             W I T N E S S E T H:

       WHEREAS, Seller is the owner in fee simple of a certain parcel of real property and improvements thereon, containing approximately twenty (20) acres, located in Will County, said real property being more particularly described on Exhibit A, which is attached hereto, and by this reference, incorporated herein,
---------
together with all improvements and appurtenances thereon or appertaining thereto, said real property together with such improvements and appurtenances being hereinafter collectively referred to as the "Property"; and

       WHEREAS, Seller is the Lessor, and Purchaser is the Lessee, of the Property under that certain Ground Lease dated __________, 1998;

       WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser the Property upon the terms and conditions hereinafter set forth.

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

I.     AGREEMENT OF PURCHASE AND SALE.
       ------------------------------

       (a) Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, transfer, and convey to Purchaser, and Purchaser agrees to purchase and accept from Seller, all of Seller's right, title and interest in and to the Property.

       (b) Upon the execution of this Agreement, and as a condition precedent to Seller's obligations under this Agreement, Purchaser shall deposit the sum of _______________ and No/100 Dollars ($_____________) (the "Earnest Money Deposit") with Chicago Title and Trust Company (the "Title Company"). The Earnest Money Deposit shall be held by the Title Company pursuant to the Title Company's standard form of strict joint order escrow agreement with such alteration as shall be necessary to conform to the terms of this Agreement. The Earnest Money Deposit shall be applied to the Purchase Price (as hereinafter defined) at Closing. The Earnest Money Deposit will be held in an interest-bearing account under Purchaser's taxpayer identification number. The party entitled to receive the Earnest Money Deposit shall also receive all the interest accrued thereon. In the event of a default by either party, the Earnest Money Deposit shall be disbursed by the Title Company in accordance with Section XVII or
            Section XVIII hereof, as the case may be.

II.    PURCHASE PRICE.
       --------------

       The purchase price ("Purchase Price") for the Property, subject to adjustments and prorations as provided for herein, shall be Two Hundred Eighty Three Thousand Three Hundred Eighty and no/100 Dollars ($283,380.00), inclusive of all roadways and drainage areas if Seller owns the underlying interest, as determined by the Survey (as defined in Section VI(a)(2) below) to be procured hereunder. The parties agree that Purchaser shall be given a credit toward the Purchase Price in an amount equal to the Base Rent paid by Lessee to Lessor under the Ground Lease as of the Closing Date described below.

III.   [INTENTIONALLY OMITTED]
       -----------------------


IV.    PAYMENT OF PURCHASE PRICE.
       -------------------------

       At Closing, the Purchase Price shall be payable to Seller at the time and in the manner hereinafter set forth:

       (a)(_) The Purchase Price, as adjusted pursuant to the terms of this Agreement, shall be paid to Seller at Closing (as that term is hereinafter defined in Section V below) by cash, wire transfer or cashier's check.

       (b)(_) General real estate taxes and assessments, insurance, utility charges, fees and assessments, not otherwise allocated under
              Section IV(c), if any, shall be prorated as of the Closing Date (as hereinafter defined). General real estate taxes shall be prorated on the basis of the last available assessed valuation issued for the Property and upon the last available tax rates and tax equalizer appearing on the most recent tax bill; provided,
                                                                   --------
              however, that at the request of either party the parties will promptly re-prorate when actual tax bills are issued on the basis of such actual tax bills.

       (_)(c) The Closing shall take place on the Closing Date through a so-called "New York" style escrow with the Title Company pursuant to separate written instructions of Seller and Purchaser, if required by the Title Company. Seller shall pay all release fees, all state and county transfer taxes (unless the transaction is exempt from such taxes at the time of Closing), all state and county deed stamps, all capital gains taxes, all "roll back" or similar taxes applicable to a change in use of the Property, one-half of the escrow fee, one-half of the cost for the "New York" style closing, and all other closing costs and expenses customarily charged to sellers of real property in the local area. In addition, Seller shall pay all costs of obtaining the title insurance and survey described below in Section VI and for the title policy and related title endorsements to be delivered to Purchaser at Closing under the terms of this Agreement. Purchaser shall pay all recording fees for the deed, the remaining one-half of the escrow fee, the remaining one-half of the cost for the "New York" style closing, any local transfer taxes (unless the transaction is exempt from such taxes at the time of Closing), and all other costs and expenses not being paid by Seller which are normally charged to purchasers of real property in the local area.

V.     CLOSING AND CONVEYANCE OF TITLE.
       -------------------------------

       (a) Subject to the truth and accuracy of Seller's representations and warranties set forth in Section VIII hereof, the closing of the purchase of the Property shall be held on a mutually agreed upon date within thirty (30) days after the Purchaser's and Seller's satisfaction or waiver of the contingencies described below in
            Section VI (the "Closing" or "Closing Date").

       (b) Seller shall deliver to Purchaser, on or before the Closing Date, the following closing documents:

            (i) A recordable special warranty deed conveying to Purchaser (or to Purchaser's designee) marketable and insurable fee simple title to the Property, subject only to the Permitted Exceptions described below in Section VI(a);

            (ii) Seller's certificate dated as of the Closing Date confirming that the representations and warranties set forth in Section VIII herein are true and correct on and as of the Closing Date;

            (iii) an Affidavit of Title covering the Property, in customary form;

            (iv)   an ALTA statement;

            (v) state, county and local real estate transfer tax declarations prepared and executed by Seller;

            (vi) an affidavit from Seller stating (a) its taxpayer identification number, and (b) it is not a "foreign person" within the meaning of Section 1445 et seq. of the Internal Revenue Code of 1986 as amended;

            (vii) such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Purchaser to fully effect and consummate the transaction contemplated hereby; and

            (viii) such documents (in recordable form) necessary to comply with the disclosure requirements of the Illinois Responsible Property Transfer Act (but only if required by law).

VI.    TITLE COMMITMENT.
       ----------------

       1. No more than thirty (30) days after the Effective Date of this Agreement as set forth below, Seller shall have furnished to Purchaser, at Seller's expense, a current ALTA 1992 Form B standard commitment for an owner's policy of title insurance (the "Title Commitment"), issued by the Title Company, under which the Title Company shall agree to insure, in the name of Purchaser and in the amount of the Purchase Price, fee simple title to the Property upon delivery of Seller's aforesaid deed to Purchaser. The Property shall be subject only to current general real estate taxes, special assessments and special service area assessments not yet delinquent, to those exceptions set forth on Exhibit B to the Ground Lease, and to covenants, conditions, restrictions, easements and encumbrances of record occurring by or through Purchaser (collectively, the "Permitted Exceptions"). In addition, Seller shall cause the Title Company to issue endorsements in said Title Commitment covering the following:

            A. an access endorsement insuring that there is direct and unencumbered access for automobiles and commercial vehicles to and from the Property to physically open streets;

            B. contiguity of all parcels comprising the Property and contiguity of the Property to physically open streets.

            At or prior to the delivery of the Title Commitment, Seller shall also deliver or cause to be delivered to Purchaser copies of all documents of record reflected as exceptions in the Title Commitment, together with copies of any other easements, covenants or agreements benefiting or affecting the Property, whether or not of record, of which Seller has knowledge or control. Within thirty (30) days after receipt by Purchaser of the Title Commitment, the documentation described in the previous sentence, and the Survey described in
            Section VI(a)(2) below, Purchaser shall advise Seller of any defect or objection thereto. Seller shall then have thirty (30) days from the date of Purchaser's objection to correct or satisfy all defects or objections, and if such defects and objections are not, in the reasonable opinion of Purchaser, satisfied within such time, or if any defects or objections arise after the date hereof and are not corrected or satisfied within said thirty (30) day period, then Purchaser, at its option, may elect to terminate this Agreement without liability to Seller by written notice to Seller, in which case, notwithstanding anything contained herein to the contrary, the Earnest Money Deposit shall be promptly returned to Purchaser, or Purchaser may elect to proceed to Closing and take as a credit against the Purchase Price the actual or reasonably estimated cost of curing defects or objections of a definite or ascertainable amount. Seller shall use commercially reasonable efforts to cure such objections or defects but shall not be obligated to spend more than $25,000.00 in the aggregate to do so (except in the case of liens securing indebtedness of Seller, which Seller covenants to have released at or prior to Closing without regard to such $25,000.00 cost limitation). Notwithstanding anything contained herein to the contrary, in the event any such defect or objection is a lien for a liquidated sum that can be satisfied by the payment of money but is not so satisfied at or prior to Closing, or shall be created by the affirmative act of Seller after the Effective Date of this Agreement, a default by Seller shall be deemed to have occurred hereunder.


VII.   TERMINATION OF GROUND LEASE.
       ---------------------------

       At the closing of the Closing Date, Seller and Purchaser shall execute and deliver to one another:

       A. A mutually agreed instrument recreating the easements for Common Areas and Common Utility Facilities set forth in the Ground Lease;

       B. Any mutually desired and agreed amendments to or restatements of the Common Facilities Agreement; and

       C.   A mutually agreed instrument terminating the Ground Lease.


VIII.  SELLER'S REPRESENTATIONS AND WARRANTIES.
       ---------------------------------------

       Seller represents and warrants to Purchaser as follows as of the date hereof (unless otherwise stated) and as of the Closing Date:

       A. The facts described in the recitals to this Agreement are true and correct.

       B. Seller is a duly formed and validly existing corporation in good standing under the laws of the State of Illinois; Seller has been duly authorized to execute this Agreement and to consummate the transaction contemplated hereby; the persons executing this Agreement and all of the documents required to consummate the transaction contemplated hereby have been duly authorized to execute such documents and to bind Seller.

       C.   Seller is the fee simple owner of the Property.

       D. Seller is not a "foreign person" within the meaning of Section 1445(F)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and Seller shall on the Closing Date provide Purchaser with all instruments and documents required by Section 1445 of the Code to comply therewith.

       E. Seller has taken all necessary corporate actions and obtained all necessary consents to authorize its execution, delivery and performance of this Agreement and the transaction contemplated hereby, and this Agreement is enforceable against Seller.

       F. There is no legal action pending which would materially affect the ability of Seller to carry out the transaction contemplated by this Agreement.

       Each of the representations and warranties contained in Section VIII of this Agreement shall survive the date of Closing and/or the expiration or termination of this Agreement for a period of six (6) months (except for Seller's representation and warranty contained in Section VIII(j), which shall survive indefinitely). Seller agrees to indemnify and hold Purchaser free and harmless from and against all losses, damages, costs and expenses (including attorneys' fees and expenses) sustained by Purchaser as a result of any inaccuracy or breach of any representation or warranty of Seller contained in
Section VIII of this Agreement. Notwithstanding anything contained herein or elsewhere in this Agreement to the contrary, in the event any of Seller's representations or warranties made in this Section VIII are untrue, inaccurate or incorrect in any material respect, the aggregate liability of Seller arising pursuant to or in connection with a material breach of any such representations and warranties shall not exceed the Purchase Price.


IX.    PURCHASER'S REPRESENTATIONS AND WARRANTIES.
       ------------------------------------------

       Purchaser represents and warrants to Seller as follows as of the date hereof (unless otherwise stated) and as of the Closing Date:

       A. Purchaser is a duly formed and validly existing Delaware limited liability company and, on the Closing Date, will be in good standing under the laws of the State of Illinois.

       B. Purchaser has taken all necessary actions and obtained all necessary consents to authorize its execution, delivery and performance of this Agreement and the transaction contemplated hereby, and this Agreement is enforceable against Purchaser.

       C. There is no legal action pending which would materially affect the ability of Purchaser to carry out the transaction contemplated by this Agreement.

       D. The execution, delivery and performance of this Agreement by Purchaser does not violate any law, statute, rule or regulation of any governmental authority, and Purchaser will have obtained all permits, approvals and licenses necessary from governmental authorities for the execution, delivery and performance of this Agreement and the purchase of the Property from Seller.

       Each of the representations and warranties contained in Section IX of this Agreement shall survive the date of Closing and/or the expiration or termination of this Agreement for a period of six (6) months (except for Purchaser's indemnity in Section VII hereof and Purchaser's representation and warranty contained in Section IX(d), which shall survive indefinitely).

Purchaser agrees to indemnify and hold Seller free and harmless from and against all losses, damages, costs and expenses (including attorneys' fees and expenses) sustained by Seller as a result of any inaccuracy or breach of any representation or warranty of Purchaser contained in Section IX of this Agreement. Notwithstanding anything contained herein or elsewhere in this Agreement to the contrary, in the event any of Purchaser's representations or warranties made in this Section IX are untrue, inaccurate or incorrect in any material respect, the aggregate liability of Purchaser arising pursuant to or in connection with a material breach of any such representations and warranties shall not exceed the Purchase Price.


X.     SELLER'S ENVIRONMENTAL INDEMNITY.
       --------------------------------

       A. For purposes of this Agreement, "Environmental Laws" means any and all federal, state and municipal laws, ordinances and regulations, including without limitation any and all requirements to register underground storage tanks, relating to: (i) emission, discharges, spills, releases or threatened releases of pollutants, contaminants, "Hazardous Materials" (as hereinafter defined), or hazardous or toxic materials or wastes onto land or into ambient air, surface water, ground water, wetlands, or septic systems; (ii) the use, treatment, storage, disposal, handling, or containing of Hazardous Materials or hazardous and/or toxic wastes, material products or by-products (or of equipment or apparatus containing Hazardous Materials); or (iii) pollution or the protection of human health or the environment. "Hazardous Materials" means (A) hazardous materials, hazardous wastes, and hazardous substances as those terms are defined under any Environmental Laws, (B) petroleum and petroleum products including crude oil and any fractions thereof;
            (C) natural gas, synthetic gas, and any mixtures thereof; (D) asbestos or any material which contains any hydrated mineral silicate, including, but not limited to chrysotile, amosite, crocidolite, tremolite, anthophylite or actinolite, whether friable or non-friable; (E) PCB's or PCB-containing materials, or fluids;
            (F) any other hazardous, toxic or radioactive substance, material, contamination, pollutant, or waste; and (G) any substance with respect to which any Environmental Law or Governmental Authority requires environmental investigation, monitoring or remediation. For purposes hereof, "Governmental Authority" means any local, regional, provincial, or federal entity, agency, court, judicial or quasi-judicial body, or legislative or quasi-legislative body.

       B. Seller shall indemnify, defend and hold Purchaser and Purchaser's officers, employees, agents, successors and assigns, free and harmless from and against any claims, damages, losses, forfeitures, penalties, expenses or liabilities (including reasonable legal fees and other costs of litigation) arising from or in connection with any Hazardous Materials present in or on the Property as of the Commencement Date under the Ground Lease, specifically excluding, however, any Hazardous Materials, or the emission, discharge, spill, release or disposal thereof, at, from or on the Property, or any violation of any Environmental Law, caused at any time by Purchaser, its agents, employees or independent contractors.

       C. Without limiting Seller's obligations under paragraph X(B), Seller, as indemnitor under paragraph X(B) above, shall be liable for all fines, costs of investigation, repair, remediation, restoration, cleanup, detoxification or decontamination and preparation and implementation of any closure, remedial action or other required plan necessitated by any violation by Seller of any Environmental Law and with respect to any of the other matters covered by Seller's indemnification obligations set forth in paragraph X(B). Seller's indemnity and liability hereunder shall survive the Closing hereunder and the delivery of the deed.


XI.    NOTICES.
       -------

       All notices and requests permitted or required to be given hereunder shall be in writing and shall be deemed effective (a) on the date delivered, if hand delivered, (b) on the date mailed by registered or certified U.S. Mail, return receipt requested, with adequate postage affixed, if mailed by registered or certified mail, or (c) on the date when sent, charges pre-paid, if delivered by reputable commercial overnight delivery service or U.S. Express Mail as evidenced by service receipt or by Express Mail postmark. All notices shall be addressed to the addressee stated hereinbelow or at such other address as either party shall designate in writing in the manner hereinabove set forth.

       Address of Seller:

            The Peoples Gas Light and Coke Company
            130 East Randolph Drive
            Chicago, Illinois  60601
            Attn.:  William E. Morrow, Vice President

       with a copy to:

            John Nassos, Esq.
            The Peoples Gas Light and Coke Company
            Office of General Counsel
            130 East Randolph Drive
            23rd Floor
            Chicago, Illinois  60601

                    -and-

            John J. Lawlor, Esq.
            Sonnenschein Nath & Rosenthal
            8000 Sears Tower
            Chicago, Illinois  60606

       Address of Purchaser:

            Elwood Energy LLC
            c/o Dominion Energy, Inc.
            901 E. Byrd Street
            Richmond, Virginia  23219
            Attn.:  Ronald D. Usher


XII.   BINDING UPON SUCCESSORS AND ASSIGNS.
       -----------------------------------

       All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.


XIII.  SURVIVAL OF OBLIGATIONS.
       -----------------------

       Subject to the terms of Section VIII and Section IX hereof, each of the covenants, warranties, representations, agreements and indemnities contained in this Agreement shall be made as of the date of execution hereof and shall be deemed renewed upon the date of Closing and/or the expiration or termination of this Agreement; provided, however, that such covenants, warranties, representations, agreements and indemnities shall be deemed to survive the date of Closing and the delivery of the deed only for the period of time specified in
Section VIII and Section IX hereof (except that Seller's environmental indemnity contained in Section X hereof, Seller's representation and warranty contained in
Section VIII(j) hereof, Purchaser's indemnity in Section VII hereof, and Purchaser's representation and warranty contained in Section IX(d) hereof shall all survive the date of Closing and the delivery of the deed indefinitely), and no action or claim based thereon shall be commenced after such period.


XIV.   EMINENT DOMAIN.
       --------------

       If, during the term of this Agreement, any portion of the Property shall be taken by eminent domain, or is the subject of eminent domain proceedings threatened or commenced, Seller shall promptly notify Purchaser thereof, and immediately provide Purchaser with copies of any written communication from any condemning authority. If any of said events occur then, in that event, Purchaser shall have the right to rescind this Agreement, in which event, this Agreement shall become null and void and the Earnest Money Deposit shall be immediately returned to Purchaser in full. If any of said events occur and Purchaser still desires to close, (a) if the transfer to the condemning authority takes place prior to Closing hereunder, the remainder of the Property shall be conveyed to Purchaser at Closing; (b) if the transfer to the condemning authority has not taken place prior to Closing, the entire Property shall be conveyed to Purchaser at Closing hereunder; (c) if Seller has received payment for such condemnation or taking prior to the Closing hereunder, the amount of such payment shall be a credit against the Purchase Price payable by Purchaser hereunder; and (d) if Seller has not received such payment at the time of Closing, Seller shall assign to Purchaser all claims and rights on account of or arising out of such taking.


XV.    MISCELLANEOUS AND STATE LAW.
       ---------------------------

       Whenever it is provided in this Agreement that days shall be counted, the first day to be counted shall be the day following the date on which the event causing the period to commence occurs. If the day for performance of any action hereunder falls on a Saturday, Sunday, or legal holiday, then the time for performance shall be deemed extended to the next succeeding business day. This Agreement shall be construed under the laws of the State of Illinois.


XVI.   BROKER'S COMMISSION.
       -------------------

       Seller and Purchaser represent and warrant that they have dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction. Seller and Purchaser agree to indemnify and hold one another harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with respect to this transaction.


XVII.  PURCHASER'S DEFAULT.
       -------------------

       If all contingencies and conditions precedent are satisfied and the sale and purchase of the Property as contemplated by this Agreement is not consummated because of Purchaser's default, then Seller shall retain the Earnest Money Deposit, and any interest earned thereon, as full liquidated damages for such default of Purchaser. THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE THAT IT IS IMPOSSIBLE MORE PRECISELY TO ESTIMATE THE DAMAGE TO BE SUFFERED BY SELLER UPON PURCHASER'S DEFAULT, AND THAT RETENTION OF THE EARNEST MONEY DEPOSIT AND INTEREST EARNED THEREON IS INTENDED NOT AS A PENALTY, BUT AS FULL LIQUIDATED DAMAGES. The Seller's right to retain the Earnest Money Deposit and interest earned thereon as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to and hereby covenants that it shall not sue the Purchaser to prove that Seller's actual damages exceed the Earnest Money Deposit and interest earned thereon which is hereby provided Seller as full liquidated damages.


XVIII. SELLER'S DEFAULT.
       ----------------

       If the sale and purchase of the Property as contemplated by this Agreement is not consummated in accordance with the terms and conditions of this Agreement because of Seller's default, the Purchaser may, at Purchaser's option:
(a) terminate this Agreement by giving written notice of such termination to Seller, whereupon the Earnest Money Deposit shall be returned to

Purchaser, and all rights, duties and obligations of all the parties hereunder shall expire and this Agreement shall in all respects become null and void, or
(b) exercise such rights and remedies as may be provided for or allowed by law or in equity, including, without limitation, the right to seek and obtain specific performance of this Agreement.


XIX.   ASSIGNMENT OF AGREEMENT.
       -----------------------

       This Agreement shall not be assigned by Purchaser without the prior written consent of Seller, which may be withheld in Seller's sole and absolute discretion.


XX.    MODIFICATIONS.
       -------------

       This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any such waiver, amendment, modification, change or discharge is sought.


XXI.   CONTINGENT OPTIONS FOR ADDITIONAL PROPERTY.
       ------------------------------------------

       The parties agree to negotiate in good faith for the acquisition by Purchaser of an option to acquire either a fee interest or a leasehold interest in each of the parcels of real property described on Exhibit C attached hereto and made a part hereof, which options shall be exercisable in the event that Purchaser fails to obtain, prior to June 1, 2000, re-zoning to I-3 Intensive Industrial District under the Will County Zoning Ordinance or I-3 under the Village of Elwood Zoning Ordinance for property acquired by Purchaser from James
A. Hibner and Raymond F. Hibner located directly east of the Property at the corner of Noel and Patterson Roads, Will County, Illinois. Any such lease shall have a lease term equivalent to the then unexpired term of the Ground Lease.

XXII.  WAIVER.
       ------

       Either party shall have the right to waive any condition or contingency in this Agreement for the benefit of the party granting such waiver. Any such waiver shall be in writing and shall be signed by the party waiving such condition or contingency.


XXIII. CLOSING CONTINGENCIES.
       ---------------------

       Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not be obligated to close hereunder unless:

       A. Seller shall provide Purchaser a standard ALTA owner's title insurance policy consistent with the Title Commitment required under the terms of this Agreement from the Title Company on the Closing Date.

        B. There exists no breach of any representation or warranty contained herein.

        C. The other conditions to Closing expressly set forth herein shall be satisfied.

        In the event that any one or more of the foregoing contingencies shall not be satisfied or met by the Closing Date, Purchaser, at its option, may waive the satisfaction thereof, or terminate this Agreement without liability to Seller, in which case, notwithstanding anything contained herein to the contrary, the Earnest Money Deposit shall be promptly refunded to Purchaser.


XXIV.   RISK OF LOSS.
        ------------

        The risk of loss or damage to the Property until the Closing shall be governed by the Ground Lease.


XXV.    TIME IS OF ESSENCE.
        ------------------

        Time is of the essence in this Agreement.


XXVI.   GOVERNMENTAL APPLICATIONS.
        -------------------------

        Seller acknowledges that Purchaser may, at its own expense, file applications for matters such as zoning, planned development, special use, subdivision, lot consolidation, and driveway permits (collectively, "Zoning and Permitting"). Upon Purchaser's request, Seller will promptly execute written authorizations and related ownership disclosures respecting such applications; provided, however, in the event any of such Zoning and Permitting matters are finalized and Closing does not take place for any reason other than a breach of this Agreement by Seller, then Purchaser shall cooperate with and reimburse Seller for any and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by Seller to restore the Zoning and Permitting status of the Property to its condition to the way it existed on the day prior to the Effective Date.


XXVII.  ENTIRE AGREEMENT.
        ----------------

        This Agreement, together with the schedules and exhibits hereto, represents the entire agreement and understanding of the parties hereto with reference to the transactions set forth herein, and no representations, warranties or covenants have been made in connection with this Agreement other than those expressly set forth herein, in the exhibits, schedules, certificates, agreements and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this

Agreement, all of which are merged into this Agreement. The exhibits and schedules attached hereto are a part of this Agreement as if fully set forth herein.

        IN WITNESS WHEREOF, Purchaser has executed this Agreement as of the ________ day of ________________, ____________ (the "Effective Date").


                                  PURCHASER
                                  ---------

                                  ELWOOD ENERGY LLC, a Delaware limited
                                  liability company


                                  By:___________________________________________

                                  Title:________________________________________


        This Agreement is agreed to and accepted by Seller this _____ day of ____________________, ______________.


                                  SELLER
                                  ------

                                  THE PEOPLES GAS LIGHT AND COKE
                                  COMPANY, an Illinois corporation


                                  By:___________________________________________

                                  Title:________________________________________

                                   EXHIBITS
                                   --------


  Exhibit A  --  Legal Description of the Property

  Exhibit B  --  Permitted Exceptions Referenced in Section VI

  Exhibit C  --  Article XXI Rendering

                                   EXHIBIT B
                                   ---------

                             Permitted Exceptions
                             --------------------


1. AGREEMENT DATED MARCH 22, 1883 AND RECORDED MARCH 22, 1883, IN BOOK 223, PAGE 346, AS DOCUMENT NO. 127733, BETWEEN GEORGE EIB, KRYAN BREEN AND ALBERT M. EIB, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

     (AFFECTS THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 7)

2. RIGHTS OF WAY FOR DRAINAGE TILES, DITCHES, FEEDERS, LATERALS AND UNDERGROUND PIPES, IF ANY.

3. RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS AND THE MUNICIPALITY IN AND TO THAT PART OF THE LAND, IF ANY, TAKEN OR USED FOR ROAD PURPOSES, TOGETHER WITH UTILITY RIGHTS THEREIN.

4. AGREEMENT DATED NOVEMBER 26, 1960 AND RECORDED DECEMBER 30, 1960 AS DOCUMENT NO. 919595, BETWEEN WILLIAM AND ELASTEEN GLASSCOCK AND FREDERICK AND NAOMA WILHELMI AND EDITH E. HIBNER AND VIOLA A. POHL, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

5. AGREEMENT DATED NOVEMBER 26, 1960 AND RECORDED DECEMBER 30, 1960 AS DOCUMENT NO. 919596, BETWEEN WILLIAM AND ELASTEEN GLASSCOCK AND FREDERICK AND NAOMA WILHELMI AND EDITH E. HIBNER AND VIOLA A. POHL, FOR THE CONSTRUCTION AND MAINTENANCE OF A SYSTEM OF DRAIN TILES OVER THE LAND, SUBJECT TO THE TERMS AND PROVISIONS THEREIN CONTAINED.

6. EASEMENT FOR DRAINAGE PURPOSES RESERVED OVER PART OF THE LAND BY "RELEASE OF DRAINAGE RIGHTS", DATED MARCH 16, 1973 AND RECORDED MARCH 30, 1973 AS DOCUMENT NO. R73-08860 AND ALL RIGHTS THEREUNDER.

7. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED AS DOCUMENT NO. R74-06220, AFFECTING THE SOUTH 5 FEET OF THE FOLLOWING DESCRIBED PROPERTY:
     THE EAST 1/2 OF THE SOUTHEAST 1/4 OF SAID SECTION 7, EXCEPT THAT

     PART FALLING WITHIN THE FOLLOWING DESCRIBED PROPERTY: THAT PART OF THE SOUTHEAST 1/4 OF SECTION 7, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SAID SECTION 7 AND RUNNING THENCE WEST ALONG THE SOUTH LINE OF SAID SOUTHEAST 1/4 OF
     SECTION 7, A DISTANCE OF 781.70 FEET; THENCE NORTH ALONG A LINE PARALLEL WITH THE EAST LINE OF SAID WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 270.00 FEET; THENCE EAST ALONG A LINE PARALLEL WITH SAID SOUTH LINE OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 806.70 FEET TO A POINT 25.00 FEET EAST FROM THE EAST LINE OF SAID WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID EAST LINE OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, A DISTANCE OF 270.00 FEET TO AN INTERSECTION WITH SAID SOUTH LINE OF THE SOUTHEAST 1/4 OF SECTION 7 AND THENCE WEST ALONG SAID SOUTH LINE A DISTANCE OF 25 FEET TO THE POINT OF BEGINNING.

8. RIGHTS OF ADJOINING OWNERS TO THE UNINTERRUPTED FLOW OF ANY STREAM WHICH MAY CROSS THE PREMISES.

9. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS/THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE GRANT RECORDED/FILED AS DOCUMENT NO. R82-04897, AFFECTING THE SOUTH 5 FEET OF THE LAND.

10. EASEMENT AGREEMENT RECORDED AS DOCUMENT NO. R82-04897 BETWEEN PEOPLES GAS LIGHT AND COKE COMPANY AND NORTHERN ILLINOIS GAS COMPANY GRANTING UNTO NORTHERN ILLINOIS GAS AN EASEMENT FOR THE RIGHT, PERMISSION AND AUTHORITY TO CONSTRUCT, OPERATE AND MAINTAIN A 6 INCH PROPANE PIPELINE UNDER, ALONG AND ACROSS THE LAND.

11. EASEMENT AGREEMENT RECORDED APRIL 17, 1975 AS DOCUMENT NO. R75-08745 MADE BY THE PEOPLES GAS LIGHT AND COKE COMPANY TO AMOCO OIL COMPANY TO CONSTRUCT, OPERATE AND MAINTAIN A TEN INCH PIPELINE FOR THE TRANSPORTATION OF PETROLEUM PRODUCTS, ONE METER SITE AND A 15 FOOT CRUSHED STONE ACCESS DRIVEWAY, ON, IN, OVER AND THROUGH THE LAND.

     AMENDMENT TO EASEMENT RECORDED AS DOCUMENT NO. R76-03727.

12. EASEMENT AGREEMENT RECORDED JUNE 9, 1978 AS DOCUMENT NO. R78-21508 MADE BY AND BETWEEN THE PEOPLES GAS LIGHT AND COKE COMPANY AND NORTHERN ILLINOIS GAS COMPANY GRANTING UNTO

     NORTHERN ILLINOIS GAS AN EASEMENT TO CONSTRUCT, OPERATE AND MAINTAIN A SIX INCH PROPANE PIPELINE UNDER, ALONG AND ACROSS THE LAND AS SHOWN ON EXHIBITS A, B, C, D AND E ATTACHED TO SAID DOCUMENT.

                                   EXHIBIT D
                                   ---------

                              Memorandum of Lease
                              -------------------

     This Memorandum of Lease is entered into as of the _____ day of September, 1998, between THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation ("Lessor"), and ELWOOD ENERGY LLC, a Delaware limited liability company ("Lessee").

     1.   Premises.  For sufficient consideration received, and the terms and
          --------
conditions more particularly set forth in that certain long form Lease between Lessor and Lessee of even date herewith ("Lease"), Lessor leases to Lessee and Lessee leases from Lessor approximately 18.892 acres of land located at 21100 Noel Road, Elwood, Illinois, which is legally described on Exhibit A attached hereto and made a part hereof ("Land").

     2.   Easement.  Pursuant to the Lease, Lessor has granted to Lessee a non-
          --------
exclusive easement for the exercise of certain rights granted to Lessee with respect to the Common Utility Facilities located on Lessor's Remaining Property (as such capitalized terms are defined in the Lease).

     3.   Term.  Unless the Lease has been terminated, as provided therein, the
          ----
"Term" of the Lease shall commence upon the satisfaction of the Approval Contingencies (as defined in the Lease) and shall expire ninety nine (99) years thereafter.

     4.   Inquiries.  Inquiries concerning the precise terms of the Lease may be
          ---------
made to:

     Lessor:                             Lessee:

     The Peoples Gas Light and           Elwood Energy LLC
     Coke Company                    c/o Dominion Energy, Inc.
     130 East Randolph Drive             901 E. Byrd Street
     Chicago, Illinois  60601            Richmond, Virginia  23219
     Attn: _____________________         Attn:  _______________________



This document prepared by:

Dustin E. Neumark, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois  60606

     5.   Successors.  The rights and obligations created in the Lease shall
          ----------
bind and inure to the benefit of the respective successors and assigns of Lessor and Lessee.

     6.   Incorporation and Conflicts.  All of the terms and conditions of the
          ---------------------------
Lease are incorporated herein by reference as though set forth fully herein. In the event of any conflict between the terms hereof and of the Lease, the Lease shall prevail.

     IN WITNESS WHEREOF, this Memorandum of Lease is executed as of the date first above written.

               LESSOR:

                    THE PEOPLES GAS LIGHT AND COKE COMPANY
                              an Illinois corporation


                              By _______________________________
                                Its____________________________


                              LESSEE:

                              ELWOOD ENERGY LLC
                              a Delaware limited liability company


                              By _______________________________
                                Its ___________________________

                                   EXHIBIT E
                             ARTICLE 31 RENDERING
                             --------------------



                                     [MAP]

                                   EXHIBIT F
                             OUTSTANDING CONTRACTS

1. Agreement between Elwood Energy LLC and General Electric Company for Engineering, Design, Procurement, Construction and Installation Services for the Elwood Facility, dated July 23, 1998.

2. Professional Services Agreement between Elwood Energy LLC and Sargent & Lundy LLC, dated June 16, 1998.

3. Agreement between Elwood Energy LLC and General Electric Company for Engineering, Design, Procurement, Construction and Installation Services for the Elwood Generation Facility - Phase II, Units 3 and 4, dated as of September 25th, 1998.

STATE OF ILLINOIS   )
                    )
COUNTY OF COOK      )

     I, Gloria A. Rodriguez, a Notary Public in and for the said County, in the
        -------------------
State aforesaid, DO HEREBY CERTIFY that William E. Morrow personally known to me
                                        -----------------
to be the Vice President of The Peoples Gas Light and Coke Company, an Illinois
          --------------
corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such Vice President, he signed and delivered the said
                              --------------
instrument as his free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and official seal, this  30th  day of September, 1998.
                                                 ------


[SEAL]                      /s/ Gloria A Rodriguez
                        --------------------------
                                Notary Public

                    Commission expires:   5-16-01
                                        ---------

STATE OF   ILLINOIS  )
           ---------
                     )
COUNTY OF   COOK     )
            ----

     I, Gloria A. Rodriguez, a Notary Public in and for the said County, in the
        -------------------
State aforesaid, DO HEREBY CERTIFY that Ronald D. Usher personally known to me
                                        ---------------
to be the Manager of Elwood Energy LLC, a Delaware limited liability company,
          -------
and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such Manager, he signed and delivered the said instrument as his free
             -------
and voluntary act, and as the free and voluntary act and deed of limited liability company, for the uses and purposes therein set forth.

     Given under my hand and official seal, this 30th day of September, 1998.
                                                 ----

[SEAL]                                         /s/ Gloria A. Rodriguez
                                               -----------------------
                                                    Notary Public

                                               Commission expires: 5-16-01
                                                                   -------

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
ARTICLE 1
DEFINITIONS.....................................................................    1
-----------

ARTICLE 2
PREMISES AND TERM...............................................................    4
-----------------
      Section 2.1  Lease of Premises............................................    4
      Section 2.2  Term.........................................................    4
      Section 2.3  ICC Approval Contingency.....................................    4
      Section 2.4  Subdivision Approval Contingency.............................    5

ARTICLE 3
RENTAL..........................................................................    5
------
      Section 3.1  Basic Rent...................................................    5
      Section 3.2  Net Lease....................................................    5
      Section 3.3  No Set-Off...................................................    6
      Section 3.4  Additional Rent..............................................    6

ARTICLE 4
TAXES AND ASSESSMENTS...........................................................    6
---------------------
      Section 4.1  Payment of Impositions.......................................    6
      Section 4.2  Substitute Taxes.............................................    7
      Section 4.3  Tax Deposits.................................................    7
      Section 4.4  Lessor's Right to Pay Delinquent Amounts.....................    8
      Section 4.5  Lessee's Right to Contest....................................    8
      Section 4.6  Lessee's Right to Recover....................................    8
      Section 4.7  No Interest Payable on Deposits..............................    9

ARTICLE 5
USE AND CARE OF PREMISES; LIABILITY INSURANCE...................................    9
---------------------------------------------
      Section 5.1  Lessee's Obligation to Maintain Property.....................    9
      Section 5.2  Use..........................................................   10
      Section 5.3  Insurance....................................................   10

ARTICLE 6
REPAIRS AND REPLACEMENTS:  RESTORATION
OF DAMAGED OR DESTROYED IMPROVEMENTS............................................   12
------------------------------------
      Section 6.1  Maintenance of Improvements..................................   12
      Section 6.2  Alterations..................................................   12
      Section 6.3  Removal of Buildings.........................................   12
      Section 6.4  Lessor's Rights to Kirk Building.............................   12

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
ARTICLE 7
LIENS..........................................................................    12
-----
      Section 7.1  Liens.......................................................    12
      Section 7.2  Failure to Contest Liens....................................    13

ARTICLE 8
DISBURSEMENT OF INSURANCE PROCEEDS.............................................    13
----------------------------------
      Section 8.1 [INTENTIONALLY OMITTED]......................................    13
      Section 8.2  Payment of Proceeds Directly to Lessee......................    13

ARTICLE 9
CONDEMNATION...................................................................    13
------------
      Section 9.1  Full Takings................................................    13
      Section 9.2  Partial Takings.............................................    14

ARTICLE 10
RENT ABSOLUTE..................................................................    14
-------------

ARTICLE 11
ASSIGNMENT AND MORTGAGING BY LESSEE............................................    14
-----------------------------------
      Section 11.1  Assignment.................................................    14
      Section 11.2  Evidence of Assignment.....................................    15
      Section 11.3  [INTENTIONALLY OMITTED]....................................    15
      Section 11.4  Leasehold Mortgages........................................    15
      Section 11.5  Assignments in Contravention of this Article...............    15

ARTICLE 12
RIGHTS OF LEASEHOLD MORTGAGEES.................................................    15
------------------------------

ARTICLE 13
INDEMNITY FOR LITIGATION.......................................................    18
------------------------

ARTICLE 14
OFF-PREMISES FACILITIES........................................................    18
-----------------------
      Section 14.1  Common Areas...............................................    18
      Section 14.2  Easement in Common Utility Facilities......................    18
      Section 14.3  Easement for Gas Main Water Discharge Pipe Easement........    19
      Section 14.4  Use of Waste Treatment Facility............................    19

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                    Page
                                                                                    ----
ARTICLE 15
ESTOPPEL CERTIFICATE BY LESSEE AND LESSOR.........................................    20
-----------------------------------------

ARTICLE 16
INSPECTION OF PROPERTY............................................................    20
----------------------

ARTICLE 17
PURCHASE AND SALE OF DEMISED
PREMISES FROM LESSOR TO LESSEE AND
SIMULTANEOUS TERMINATION OF THE LEASE UPON CLOSING................................    20
--------------------------------------------------

ARTICLE 18
FIXTURES..........................................................................    21
--------
      Section 18.1  Ownership of Building Fixtures................................    21
      Section 18.2  Personal Property.............................................    21
      Section 18.3  Removal of Personal Property..................................    21

ARTICLE 19
NOTICES OR DEMANDS................................................................    21
------------------

ARTICLE 20
DEFAULT...........................................................................    22
-------
      Section 20.1  Events of Default.............................................    22
      Section 20.2  Other Remedies Available to Lessor............................    23

ARTICLE 21
INDEMNITIES AND ENVIRONMENTAL MATTERS.............................................    23
-------------------------------------
      Section 21.1  Definition of "Environmental Laws" and "Hazardous Materials"..    23
      Section 21.2  Compliance with Environmental Laws............................    24
      Section 21.3  Lessee's Indemnity............................................    26
      Section 21.4  Lessor's Environmental Indemnity..............................    26

ARTICLE 22
SURRENDER.........................................................................    27
---------

ARTICLE 23
REMEDIES TO BE CUMULATIVE.........................................................    27
-------------------------
      Section 23.1  Remedies to be Cumulative.....................................    27
      Section 23.2  No Waiver.....................................................    28

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
ARTICLE 24
COVENANTS RUN WITH LAND.........................................................   28
-----------------------
      Section 24.1  Covenants Run with Land.....................................   28
      Section 24.2  Definition of "Lessor"......................................   28

ARTICLE 25
LESSOR'S PERFORMANCE OF LESSEE'S COVENANTS......................................   28
------------------------------------------

ARTICLE 26
COVENANT OF QUIET ENJOYMENT.....................................................   29
---------------------------

ARTICLE 27
MEMORANDUM OF LEASE.............................................................   29
-------------------

ARTICLE 28
ARBITRATION.....................................................................   29
-----------
      Section 28.1  Matters Subject to Arbitration..............................   29
      Section 28.2  Arbitration Proceedings.....................................   30
      Section 28.3  Expenses of Arbitration.....................................   30
      Section 28.4  Parties Entitled to Participate in Arbitration Proceedings..   30

ARTICLE 29
MISCELLANEOUS...................................................................   30
-------------
      Section 29.1   Captions...................................................   30
      Section 29.2   Partial Invalidity.........................................   30
      Section 29.3   Governing Law..............................................   31
      Section 29.4   Brokers....................................................   31
      Section 29.5   Entire Agreement...........................................   31
      Section 29.6   Successors and Assigns.....................................   31
      Section 29.7   Survival of Obligations....................................   31
      Section 29.8   Lessor's Covenants.........................................   31
      Section 29.9   Counterparts...............................................   31
      Section 29.10  Parties not Partners.......................................   31
      Section 29.11  Certain Definitions........................................   31
      Section 29.12  Application of Payments....................................   32
      Section 29.13  Incorporation of Recitals and Exhibits.....................   32
      Section 29.14  Legal Fees.................................................   32
      Section 29.15  Force Majeure..............................................   32

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                  Page
                                                                                  ----
ARTICLE 30
TITLE AND SURVEY................................................................    32
----------------

ARTICLE 31
CONTINGENT OPTIONS FOR ADDITIONAL PROPERTY......................................    33
------------------------------------------

ARTICLE 32
LESSOR'S REPRESENTATIONS AND WARRANTIES.........................................    34
---------------------------------------

EXHIBITS
--------

EXHIBIT A - Legal Description of the Premises

EXHIBIT B - Permitted Exceptions

EXHIBIT C - Form of Purchase and Sale Agreement

EXHIBIT D - Memorandum of Lease

EXHIBIT E - Article 31 Rendering

EXHIBIT F - Outstanding Contracts